                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    /X/

Filed by a Party other than the Registrant  /  /

Check the appropriate box:
/ /      Preliminary Proxy Statement
/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2))
/X/      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                                 CMG Fund Trust
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/ /      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         1) Title of each class of securities to which transaction applies:

            ------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

            ------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

            ------------------------------------------------------------
         5) Total fee paid:

            ------------------------------------------------------------

/ /    Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

            ------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

            ------------------------------------------------------------
         3) Filing Party:

            ------------------------------------------------------------

         4) Date Filed:
                       -------------------------------------------------

                                 CMG FUND TRUST


                               CMG CORE BOND FUND


                        CMG ENHANCED S&P 500 INDEX FUND


                              CMG HIGH YIELD FUND


                          CMG INTERNATIONAL STOCK FUND


                           CMG LARGE CAP GROWTH FUND


                            CMG LARGE CAP VALUE FUND


                            CMG MID CAP GROWTH FUND


                             CMG MID CAP VALUE FUND


                            CMG SHORT TERM BOND FUND


                               CMG SMALL CAP FUND


                           CMG SMALL CAP GROWTH FUND


                            CMG SMALL CAP VALUE FUND


                             CMG SMALL/MID CAP FUND


                           CMG STRATEGIC EQUITY FUND


                         CMG ULTRA SHORT TERM BOND FUND


                (EACH, A "FUND"; AND COLLECTIVELY, THE "FUNDS")

                              ONE FINANCIAL CENTER
                        BOSTON, MASSACHUSETTS 02111-2621

                                 1-866-348-1468



                                 JULY 22, 2005


Dear Shareholder:


I am writing to you to ask for your vote on the following important matters that affect your investment in the Funds: (1) the election of Trustees for your Fund;
(2) the approval of amendments to and the elimination of certain fundamental investment restrictions of your Fund; and (3) the approval of a change in legal entity for your Fund. If approved, these amendments to and eliminations of certain fundamental investment restrictions will serve to facilitate efficient administration of and compliance monitoring for your Fund.


Included in this booklet is information about the upcoming meeting of shareholders of the Funds (the "Special Meeting"):

     - A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF EACH OF THE FUNDS, which summarizes the issues on which you are being asked to vote; and

     - A PROXY STATEMENT FOR THE SPECIAL MEETING, which provides more detailed information on the specific issues being considered at the Special Meeting.

ALSO ENCLOSED ARE YOUR BALLOT AND POSTAGE-PAID RETURN ENVELOPE.

Although we would like very much to have each shareholder attend this meeting, we realize that it may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions by telephone, via the Internet or by completing, signing and returning the enclosed proxy card(s) promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card(s).


Your vote is important. A prompt response on your part will help to ensure that your interests are represented. If you have any questions about the proposals, please call a Columbia customer service representative at (866) 348-1468 or contact your financial advisor.


Sincerely yours,

Christopher L. Wilson
President

                                 CMG FUND TRUST


                               CMG CORE BOND FUND


                        CMG ENHANCED S&P 500 INDEX FUND


                              CMG HIGH YIELD FUND


                          CMG INTERNATIONAL STOCK FUND


                           CMG LARGE CAP GROWTH FUND


                            CMG LARGE CAP VALUE FUND


                            CMG MID CAP GROWTH FUND


                             CMG MID CAP VALUE FUND


                            CMG SHORT TERM BOND FUND


                               CMG SMALL CAP FUND


                           CMG SMALL CAP GROWTH FUND


                            CMG SMALL CAP VALUE FUND


                             CMG SMALL/MID CAP FUND


                           CMG STRATEGIC EQUITY FUND


                         CMG ULTRA SHORT TERM BOND FUND


                             ONE FINANCIAL CENTER,
                        BOSTON, MASSACHUSETTS 02111-2621

                                 1-866-348-1468


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 2005

To the Shareholders of the Funds.

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of the Funds will be held at the offices of the Funds at One Financial Center, Boston, Massachusetts, on September 16, 2005, at 10:00 a.m. Boston time. The purpose of the Meeting is to consider and act upon the following matters:

1. To elect your Fund's nominees for Trustees. (To be voted upon by the shareholders of each Fund. All shareholders of CMG Fund Trust will vote together.)

2. To approve amendments to and the elimination of certain fundamental investment restrictions of your Fund. (To be voted upon by the shareholders of each affected Fund, voting separately by Fund and separately on each proposed amendment or elimination.)


3. To approve the reorganization of each Fund (a "Reorganization") into a separate, corresponding series (a "New Fund") of Columbia Funds Institutional Trust, a Massachusetts business trust (the "Acquiring Trust"), pursuant to an Agreement and Plan of Reorganization (a "Plan") of the Fund providing for, and the authorization of certain related actions involving, (i) the transfer of all of the assets of the Fund to the corresponding New Fund, in exchange for shares of the corresponding New Fund and the assumption by the corresponding New Fund of all of the liabilities of the Fund, and (ii) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. (To be voted upon by the shareholders of each Fund, voting separately by Fund.)


4. To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

The Board of Trustees (the "Board") has fixed the close of business on July 8, 2005, as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

THE BOARD RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS.

By order of the Board,

R. Scott Henderson
Secretary of the Funds


July 22, 2005



NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                                 CMG FUND TRUST


                               CMG CORE BOND FUND


                        CMG ENHANCED S&P 500 INDEX FUND


                              CMG HIGH YIELD FUND


                          CMG INTERNATIONAL STOCK FUND


                           CMG LARGE CAP GROWTH FUND


                            CMG LARGE CAP VALUE FUND


                            CMG MID CAP GROWTH FUND


                             CMG MID CAP VALUE FUND


                            CMG SHORT TERM BOND FUND


                               CMG SMALL CAP FUND


                           CMG SMALL CAP GROWTH FUND


                            CMG SMALL CAP VALUE FUND


                             CMG SMALL/MID CAP FUND


                           CMG STRATEGIC EQUITY FUND


                         CMG ULTRA SHORT TERM BOND FUND


                             ONE FINANCIAL CENTER,
                        BOSTON, MASSACHUSETTS 02111-2621

                                 1-866-348-1468


                                PROXY STATEMENT

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 2005

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of the Funds for use at the special meeting of the shareholders of the Funds (the "Meeting") to be held at the offices of the Funds, One Financial Center, Boston, Massachusetts, on September 16, 2005, at 10:00 a.m. Boston time, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about July 28, 2005. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of the Funds consider and take action upon the proposals listed in the Notice (the "Proposals"). This Proxy Statement contains information you should know before voting on the Proposals. As described in greater detail below, while shareholders are being asked to amend and eliminate certain "fundamental" investment restrictions, this is being done solely to facilitate compliance testing through standardization and to enhance future flexibility. The Funds' investment advisor, Columbia Management Advisors, Inc. ("Columbia Management") has no present intention of changing the way that the Funds are managed in response to these proposals. The following is a list of the Proposals presented in this Proxy Statement and the Funds that are affected by such
Proposals:

PROPOSAL                                          AFFECTED FUNDS
--------                                          --------------
Proposal 1: To approve the election of    All Funds
Trustees.
Proposal 2.A.: To approve an amendment    All Funds
to certain Funds' fundamental investment
restrictions with respect to borrowing
money, pledging assets and issuing
senior securities.
Proposal 2.B.: To approve an amendment    All Funds
to certain Funds' fundamental investment
restrictions with respect to making
loans.
Proposal 2.C.: To approve an amendment    CMG High Yield Fund
to certain Funds' fundamental investment  CMG International Stock Fund
restrictions with respect to              CMG Short Term Bond Fund
diversification of investments.           CMG Small Cap Fund
                                          CMG Small/Mid Cap Fund
                                          CMG Ultra Short Term Bond Fund
Proposal 2.D.: To approve an amendment    All Funds
to certain Funds' fundamental investment
restrictions with respect to investments
in commodities.
Proposal 2.E.: To approve an amendment    All Funds
to certain Funds' fundamental investment
restrictions with respect to investments
in real estate.
Proposal 2.F.: To approve an amendment    All Funds
to certain Funds' fundamental investment
restrictions with respect to
underwriting of securities.
Proposal 2.G.: To approve the             CMG Core Bond Fund
elimination of certain Fund's             CMG High Yield Fund
fundamental investment restrictions with  CMG Short Term Bond Fund
respect to purchasing securities on       CMG Ultra Short Term Bond Fund
margin.
Proposal 2.H.: To approve the             CMG Core Bond Fund
elimination of certain Funds'             CMG High Yield Fund
fundamental investment restrictions with  CMG International Stock Fund
respect to investing for the purpose of   CMG Short Term Bond Fund
exercising control.                       CMG Small Cap Fund
                                          CMG Small/Mid Cap Fund
                                          CMG Ultra Short Term Bond Fund

PROPOSAL                                          AFFECTED FUNDS
--------                                          --------------
Proposal 2.I.: To approve the             CMG Core Bond Fund
elimination of certain Funds'             CMG High Yield Fund
fundamental investment restrictions with  CMG International Stock Fund
respect to short sales.                   CMG Short Term Bond Fund
                                          CMG Small Cap Fund
                                          CMG Small/Mid Cap Fund
                                          CMG Ultra Short Term Bond Fund
Proposal 2.J.: To approve an amendment    CMG Core Bond Fund
to certain Funds' fundamental investment  CMG Enhanced S&P 500 Index
restrictions with respect to              Fund
concentrating investments in an           CMG High Yield Fund
industry.                                 CMG International Stock Fund
                                          CMG Large Cap Growth Fund
                                          CMG Large Cap Value Fund
                                          CMG Mid Cap Growth Fund
                                          CMG Mid Cap Value Fund
                                          CMG Short Term Bond Fund
                                          CMG Small Cap Fund
                                          CMG Small Cap Growth Fund
                                          CMG Small Cap Value Fund
                                          CMG Small/Mid Cap Fund
                                          CMG Strategic Equity Fund
                                          CMG Ultra Short Term Bond Fund
Proposal 2.K.: To approve the             CMG Core Bond Fund
elimination of certain Funds'             CMG High Yield Fund
fundamental investment restrictions with  CMG International Stock Fund
respect to purchasing securities of       CMG Short Term Bond Fund
companies less than three years old.      CMG Small Cap Fund
                                          CMG Small/Mid Cap Fund
                                          CMG Ultra Short Term Bond Fund
Proposal 2.L.: To approve the             CMG High Yield Fund
elimination of certain Funds'
fundamental investment restrictions with
respect to investing in securities of
other investment companies.
Proposal 2.M.: To approve the             CMG Core Bond Fund
elimination of certain Funds'             CMG High Yield Fund
fundamental investment restrictions with  CMG Short Term Bond Fund
respect to purchasing or holding the      CMG Ultra Short Term Bond Fund
securities of any company, if securities
of such company are owned by officers or
directors of the fund and of its
advisor.
Proposal 2.N.: To approve the             CMG International Stock Fund
elimination of certain Funds'             CMG Small Cap Fund
fundamental investment restrictions with  CMG Small/Mid Cap Fund respect to buying and selling puts and
calls.
Proposal 2.O.: To approve the             CMG High Yield Fund
elimination of certain Fund's
fundamental investment restrictions with
respect to purchasing illiquid
securities.
Proposal 3: To approve the                All Funds
Reorganization of each Fund pursuant to
the Plan.

With respect to Proposal 1, all shareholders of CMG Fund Trust will vote together on the election of Trustees. With respect to Proposal 2, the shareholders of each Fund will vote separately by Fund and separately on each Proposal 2.A. through 2.O. affecting the Fund. With respect to Proposal 3, the shareholders of each Fund will vote separately by Fund on their Fund's Plan.

Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to a Proposal, shares will be voted in accordance with the recommendation of the Board as to that Proposal. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplemental solicitations of proxies may be made by personal interview, mail, telephone, facsimile or electronic mail ("e-mail") by officers and Trustees of your Fund, officers and employees of Columbia Management and other representatives of your Fund, as described below. Columbia Management will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds and their shareholders.

Shareholders of record at the close of business on July 8, 2005 (the "Record Date") are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. Shareholders of a Fund on the Record Date shall be entitled to one vote for each whole share held, as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. Shareholders of a Fund, regardless of the class of shares held, will vote together as a single class.

I. PROPOSAL 1: ELECTION OF TRUSTEES

Mses. Kelly and Verville and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Simpson, Stitzel, Theobald and Woolworth (who have each agreed to serve) are proposed for election as Trustees of your Fund.

The names and ages of the Trustees of the Funds, the year each was first elected, their principal business occupations during at least the last five years, the number of portfolios in the other registered investment companies advised by Columbia Management (the "Fund Complex") overseen by each Trustee and other directorships that each Trustee holds are shown below. The address of each Trustee is One Financial Center, Boston, MA 02111-2621, unless otherwise indicated.

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                                FUND
                                                                                               COMPLEX
                           POSITION     YEAR FIRST          PRINCIPAL OCCUPATION(S)           OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS    ELECTED(1)          DURING PAST FIVE YEARS           BY TRUSTEE
------------------------  -----------   ----------   -------------------------------------  -------------
DISINTERESTED TRUSTEES
Douglas A. Hacker         Trustee         1996       Executive Vice President - Strategy         101
(Age 49)                                             of United Airlines (airline) since
                                                     December, 2002 (formerly President of
                                                     UAL Loyalty Services (airline) from
                                                     September, 2001 to December, 2002;
                                                     Executive Vice President and Chief
                                                     Financial Officer of United Airlines
                                                     from July, 1999 to September, 2001;
                                                     Senior Vice President - Finance from
                                                     March, 1993 to July, 1999).
Janet Langford Kelly      Trustee         1996       Partner, Zelle, Hofmann, Voelbel,           101
(Age 47)                                             Mason & Gette LLP (Law firm) since
                                                     2005; Adjunct Professor of Law,
                                                     Northwestern University, since
                                                     September, 2004; (formerly Chief
                                                     Administration Officer and Senior
                                                     Vice President, Kmart Holding
                                                     Corporation (consumer goods), from
                                                     September, 2003 to March, 2004;
                                                     Executive Vice President - Corporate
                                                     Development and Administration,
                                                     General Counsel and Secretary,
                                                     Kellogg Company (food manufacturer),
                                                     from September, 1999 to August, 2003;
                                                     Senior Vice President, Secretary and
                                                     General Counsel, Sara Lee Corporation
                                                     (branded, packaged, consumer-products
                                                     manufacturer) from January, 1995 to
                                                     September, 1999).


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                      None
(Age 49)
Janet Langford Kelly                   None
(Age 47)

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                                FUND
                                                                                               COMPLEX
                           POSITION     YEAR FIRST          PRINCIPAL OCCUPATION(S)           OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS    ELECTED(1)          DURING PAST FIVE YEARS           BY TRUSTEE
------------------------  -----------   ----------   -------------------------------------  -------------
Richard W. Lowry(2)       Trustee         1995       Private Investor since August, 1987         103
(Age 69)                                             (formerly Chairman and Chief
                                                     Executive Officer, U.S. Plywood
                                                     Corporation (building products
                                                     manufacturer)).
Charles R. Nelson         Trustee         1981       Professor of Economics, University of       101
(Age 62)                                             Washington, since January, 1976; Ford
                                                     and Louisa Van Voorhis Professor of
                                                     Political Economy, University of
                                                     Washington, since September, 1993;
                                                     (formerly Director, Institute for
                                                     Economic Research, University of
                                                     Washington, from September, 2001 to
                                                     June, 2003; Adjunct Professor of
                                                     Statistics, University of Washington,
                                                     since September, 1980; Associate
                                                     Editor, Journal of Money Credit and
                                                     Banking, since September, 1993;
                                                     consultant on econometric and
                                                     statistical matters).
John J. Neuhauser(2)      Trustee         1985       Academic Vice President and Dean of         103
(Age 62)                                             Faculties since August, 1999, Boston
                                                     College (formerly Dean, Boston
                                                     College School of Management from
                                                     September, 1977 to August, 1999).
Patrick J. Simpson        Trustee         2000       Partner, Perkins Coie, LLP (law             101
(Age 61)                                             firm).
Thomas E. Stitzel         Trustee         1998       Business Consultant since 1999              101
(Age 69)                                             (formerly Professor of Finance from
                                                     1975 to 1999; College of Business,
                                                     Boise State University); Chartered
                                                     Financial Analyst.


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Richard W. Lowry(2)                    None
(Age 69)
Charles R. Nelson                      None
(Age 62)
John J. Neuhauser(2)          Saucony, Inc. (athletic
(Age 62)                             footwear)
Patrick J. Simpson                     None
(Age 61)
Thomas E. Stitzel                      None
(Age 69)

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                                FUND
                                                                                               COMPLEX
                           POSITION     YEAR FIRST          PRINCIPAL OCCUPATION(S)           OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS    ELECTED(1)          DURING PAST FIVE YEARS           BY TRUSTEE
------------------------  -----------   ----------   -------------------------------------  -------------
Thomas C. Theobald(3)     Trustee         1996       Partner and Senior Advisor, Chicago         101
(Age 68)                                             Growth Partners (private equity
                                                     investing) since September, 2004;
                                                     (formerly Managing Director, William
                                                     Blair Capital Partners (private
                                                     equity investing) from September,
                                                     1994 to September, 2004).
Anne-Lee Verville         Trustee         1998       Retired since 1997 (formerly General        101
(Age 59)                                             Manager, Global Education Industry,
                                                     IBM Corporation (computers and
                                                     technology) from 1994 to 1997).
Richard L. Woolworth      Trustee         1991       Retired since December, 2003                101
(Age 64)                                             (formerly Chairman and Chief
                                                     Executive Officer, The Regence Group
                                                     (regional health insurer); Chairman
                                                     and Chief Executive Officer, Blue
                                                     Cross Blue Shield of Oregon;
                                                     Certified Public Accountant, Arthur
                                                     Young & Company).
INTERESTED TRUSTEE
William E. Mayer(2)(4)    Trustee         1994       Partner, Park Avenue Equity Partners        103
(Age 65)                                             (private equity) since February,
                                                     1999; (formerly Partner, Development
                                                     Capital LLC from November, 1996 to
                                                     February, 1999).


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Thomas C. Theobald(3)     Anixter International (network
(Age 68)                  support equipment distributor);
                             Ventas Inc. (real estate
                           investment trust); Jones Lang
                          LaSalle (real estate management
                           services) and Ambac Financial
                            Group (financial guarantee
                                    insurance).
Anne-Lee Verville            Chairman of the Board of
(Age 59)                   Directors, Enesco Group, Inc.
                              (designer, importer and
                            distributor of giftware and
                                  collectibles).
Richard L. Woolworth       Northwest Natural Gas Company
(Age 64)                      (a natural gas service
                                    provider).
INTERESTED TRUSTEE
William E. Mayer(2)(4)    Lee Enterprises (print media);
(Age 65)                   WR Hambrecht + Co. (financial
                          service provider); First Health
                           (healthcare); Readers Digest
                              (publisher); OPENFIELD
                            Solutions (retail industry
                               technology provider).

(1) In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.

(2) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 investment companies, which are advised by an affiliate of Columbia Management.

(3) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.


(4) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Funds by reason of his affiliation with WR Hambrecht + Co.

FOR INFORMATION REGARDING THE EXECUTIVE OFFICERS OF YOUR FUND, SEE APPENDIX A TO THIS PROXY STATEMENT.

TRUSTEES' COMPENSATION

The members of the Board also serve as directors for certain other portfolios in the Fund Complex. As of December 31, 2004, the Fund Complex consisted of 127 open-end funds and 11 closed-end management investment company portfolios. Two-thirds of the Trustees' fees are allocated among the funds within the Fund Complex based on the relative net assets of each fund and one-third of the fees is divided equally among the funds within the Fund Complex.

FOR MORE INFORMATION REGARDING THE COMPENSATION OF THE TRUSTEES, SEE APPENDIX
B.1 AND APPENDIX B.2 TO THIS PROXY STATEMENT.

SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with the Trustees as a group or individually. Any such communications should be sent to the Fund's Board or an individual Trustee in writing, c/o the Secretary of the Funds, One Financial Center, Boston, MA 02111-2621. The Secretary may determine not to forward to the Board or a Trustee any letter that does not relate to the business of a Fund.

TRUSTEE SHARE OWNERSHIP


The table in Appendix C shows, as of December 31, 2004, the dollar range of equity securities beneficially owned by each Trustee (i) in each of the Funds, and (ii) in all funds overseen by the Trustee in the Fund Complex. Except as shown in Appendix C, the Trustees did not, as of December 31, 2004 beneficially own shares of the Funds.


TRUSTEES' MEETINGS AND COMMITTEES


The Board is responsible for the overall management and supervision of your Fund's affairs and for protecting the interests of your Fund's shareholders. For the fiscal year ended July 31, 2004, your Fund held 19 meetings (5 regular joint Board meetings and 14 special joint Board meetings). The Funds are not required under their organizational documents to hold annual meetings, but have voluntarily undertaken to hold meetings to elect Trustees at least every five years.


The Board has created several committees to perform specific functions on behalf of the Funds. The members of each committee, along with a description of each committee's functions, appear below, followed by a table that sets forth the number of meetings held by each committee during the last fiscal year.

1. AUDIT COMMITTEE

Your Fund has an Audit Committee (the "Audit Committee") comprised of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any Fund. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise.

The Audit Committee serves as an independent and objective party to monitor your Fund's accounting policies, financial reporting and internal control systems and the work of your Fund's independent registered public accountant. The Audit Committee also serves to provide an open avenue of communication between the independent registered public accountants, Columbia Management Group, Inc.'s ("Columbia") internal accounting staff and the Board. The principal functions of the Audit Committee are to assist Board oversight of (1) the integrity of your Fund's financial statements, (2) your Fund's compliance with legal and regulatory requirements, (3) the independent registered public accountant's qualifications and independence, (4) the performance of Columbia Management's internal audit function, and (5) the independent registered public accountant. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountants (including the resolution of disagreements between management and the independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for your Fund.

The Funds' Audit Committee members are Ms. Verville and Messrs. Hacker, Stitzel and Woolworth.

Based on the recommendation from the Audit Committee and on its own review, the Board selected PricewaterhouseCoopers LLP ("PwC") as independent registered public accountant for your Fund for its fiscal year. Representatives of PwC are not expected to be at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

2. GOVERNANCE COMMITTEE


Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of each Fund. The Funds have no nominating or compensation committee. The Governance Committee performs certain of the functions typically performed by those committees. Among other things, the Governance Committee recommends to the Board nominees for Trustee and nominees for appointment to various committees; performs periodic evaluations of the effectiveness of the Board; reviews and recommends to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities; and reviews and makes recommendations to the Board regarding the compensation of the Trustees who are not affiliated with Columbia. On February 9, 2005, the Governance Committee adopted a written charter which sets forth the Governance Committee's structure, duties and powers, and methods of operation. A copy of the Governance Committee Charter is attached as Appendix D.



Three of the four Governance Committee members, Messrs. Lowry, Simpson and Theobald, who are not "interested persons" (as defined in the 1940 Act) of any Fund ("Governance Committee Independent Trustees"), participate in the consideration, selection and nomination of Trustees. The Governance Committee Independent Trustees will consider candidates for Trustee identified by any reasonable source, including current Independent Trustees, Fund management, Fund shareholders and other persons or entities. Shareholders of your Fund who wish to nominate a candidate to your Fund's Board may send information regarding prospective candidates to the Governance Committee, in care of the relevant Fund, at One Financial Center, Boston, MA 02111-2621. The information should include evidence of the shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and such other information as may be helpful to the Governance Committee Independent Trustees in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees of your Fund is expected to be increased and anticipated vacancies. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee is not recruiting new Board members. In that case, shareholder recommendations will be maintained on file pending the active recruitment of Trustees.

When considering candidates for Trustee, the Governance Committee Independent Trustees consider, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from your Fund's investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Governance Committee Independent Trustees will evaluate whether a candidate is an "interested person" under the 1940 Act. The Governance Committee Independent Trustees also consider whether a prospective candidate's workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.

The Governance Committee Independent Trustees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee Independent Trustees by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee Independent Trustees would be arranged. If a Governance Committee Independent Trustee, based on the results of these contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee Independent Trustees for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

3. ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of each Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the committee by the Board.

4. COMPLIANCE COMMITTEE


Mses. Kelly and Verville, and Messrs. Nelson, Neuhauser, Simpson and Stitzel are members of the Compliance Committee of the Board of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Funds. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Funds' investment adviser, principal underwriter and transfer agent.


                                                          NUMBER OF
                                                          MEETINGS
                                                         FOR FISCAL
                                                         YEAR ENDED
                                                        JULY 31, 2004
                                                        -------------
Audit Committee                                               9
Governance Committee                                          4
Advisory Fees & Expenses Committee                            5
Compliance Committee                                          5

5. INVESTMENT OVERSIGHT COMMITTEES

Each Investment Oversight Committee ("IOC") is responsible for monitoring, on an ongoing basis, a select group of Columbia Funds and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds will attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. Investment Oversight Committee 1 currently consists of Messrs. Lowry, Mayer and Neuhauser. Investment Oversight Committee 2 currently consists of Mr. Hacker and Ms. Verville. Investment Oversight Committee 3 currently consists of Ms. Kelley and Messrs. Stitzel and Theobald. Investment Oversight Committee 4 currently consists of Messrs. Nelson, Simpson and Woolworth.

AUDIT COMMITTEE PRE-APPROVAL OF INDEPENDENT ACCOUNTANT SERVICES

The Audit Committee is required to pre-approve the engagement of your Fund's independent registered public accountant to provide audit and non-audit services to your Fund and non-audit services to Columbia Management or any entity controlling, controlled by or under common control with Columbia Management that provides ongoing services to the Funds ("Columbia Affiliate"), if the engagement relates directly to the operations or financial reporting of the Funds. The engagement may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy ("Policy"). The Policy sets forth the procedures and conditions pursuant to which services to be performed by the Funds' independent registered public accountant are to be pre-approved. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accountant.

The Policy provides for the general pre-approval by the Audit Committee of certain: (i) audit services to the Funds; (ii) audit-related services to the Funds; (iii) tax services to the Funds; (iv) other services to the Funds; and
(v) Fund-related services to Columbia Affiliates. The Policy requires the Fund Treasurer and/or Director of Trustee Administration to submit to the Audit Committee, at least annually, a schedule of the types of services that are subject to general pre-approval. The schedule(s) must provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fee caps for each instance of providing each service. At least annually, the Audit Committee will review and approve the types of services and review the projected fees for the next year, and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual New Fund. The fee amounts listed on the schedules will be updated to the extent necessary at each of the other regularly scheduled meetings of the Audit Committee.

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT


The table in Appendix E1 sets forth the aggregate fees billed by PwC for each Fund's last two fiscal years for professional services rendered for (i) audit services, including the audit of each Fund's financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services associated with the review of the Funds' semi-annual financial statements; (iii) tax services and, primarily, reviews of Fund tax returns; and (iv) other services. Please note that the table includes amounts related to non-audit services that would have been subject to pre-approval if Securities and Exchange Commission ("SEC") rules relating to the pre-approval of non-audit services had been in effect at that time.

All of the audit fees, audit-related fees, tax fees and other fees billed by PwC for services provided to a Fund during its most recent fiscal year were pre-approved by the Audit Committee.


The amount billed by PwC in each of the last two recent fiscal years for audit-related services provided to Columbia or Columbia Affiliates for engagements that related directly to the operations or financial reporting of each Fund was $95,000.



The table in Appendix E2 sets forth the aggregate fees billed by PwC for non-audit services for the Funds, Columbia and Columbia Affiliates for the last two fiscal years.


The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PwC.


REQUIRED VOTE. If a quorum of shareholders is present at the Meeting, the eleven nominees for election as Trustees who receive the greatest number of votes cast at the Meeting will be elected Trustees. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the annual meeting, but will have no effect on the results of the vote. For each Fund, a quorum for the conduct of business at the Meeting requires the presence, in person or by proxy, of 30% of the outstanding shares of the CMG Fund Trust as a whole.


II. PROPOSAL 2: ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following proposals, the Trustees recommend that shareholders of the affected Funds approve the elimination of and revisions to certain fundamental investment restrictions of such Funds. Generally, the purpose of these proposed changes is to increase each Fund's investment flexibility and reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions across all Funds.

BACKGROUND. The 1940 Act requires registered investment companies like the Funds to have "fundamental" investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions can be changed only by a shareholder vote.

The proposed elimination of and revisions to certain of the fundamental investment restrictions of the Funds are discussed below. Columbia Management has indicated that it has no present intention of changing the manner in which it manages the Funds in response to these proposals. By eliminating those fundamental investment restrictions that are not required and revising those fundamental investment restrictions that are required, however, the Trustees believe that Columbia Management will be better able to manage the Funds in a changing regulatory or investment environment. In addition, the process of monitoring the Funds' compliance with investment restrictions will be simplified.

The discussion below in Proposals 2.A. through 2.O. highlights the differences between the Funds' current fundamental investment restrictions and, where applicable, a proposed uniform fundamental investment restriction. However, because the current fundamental investment restrictions vary among the Funds, shareholders of each Fund should consider comparing their Fund's current restrictions (contained in EXHIBITS 1 through 14) with the proposed restrictions.

2.A. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING
     MONEY, PLEDGING ASSETS AND ISSUING SENIOR SECURITIES.

AFFECTED FUNDS: All Funds


The 1940 Act requires the Funds to state the extent to which they may borrow money and issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). EXHIBITS 1 and 2 list the current fundamental investment restrictions of each of the affected Funds with respect to borrowing money, pledging assets and issuing senior securities, respectively. Generally, the Funds' current fundamental investment restrictions are more restrictive than these 1940 Act requirements.



The Trustees recommend that each affected Fund amend its policy so that it will allow each affected Fund to issue senior securities, pledging assets or borrow money to the full extent permitted under applicable law. The proposed changes would automatically conform each affected Fund's policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the restriction. In addition, the proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the Funds' fundamental investment restrictions with respect to borrowing money and issuing senior securities. The 1940 Act does not require a fundamental restriction with respect to the ability to pledge assets.

The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [b]orrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

2.B. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS.

AFFECTED FUNDS: All Funds


The 1940 Act requires the Funds to state the extent to which they intend to make loans to other persons. The Trustees recommend that each Fund's fundamental investment restriction with respect to making loans be revised to reflect a standard restriction for all the Funds. The amendment would permit each Fund to enter into repurchase agreements and securities loans to the extent permitted by the 1940 Act and applicable rules and exemptive relief. EXHIBIT 3 lists the current fundamental investment restriction of each Fund with respect to making loans.


The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [m]ake loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

Following the amendment, each Fund may, consistent with the 1940 Act and its investment objective and policies, enter into repurchase agreements and securities loans without limit. The staff of the SEC has taken the position that a Fund may not loan more than 1/3 of the total value of its assets (including any collateral for such loans). As noted above, although Columbia Management has no present intention of changing the way in which each Fund is managed, this increased flexibility could assist each Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation. The proposed change would also automatically conform each Fund's lending policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

When a Fund enters into a repurchase agreement, it typically purchases a security for a relatively short period of time (usually not more than seven days), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. When a Fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collateral posted by the borrower or a fee from the borrower. The borrower may also pay the Fund an amount equal to any interest, dividends or other distributions payable on the securities lent. These transactions must be fully collateralized at all times, but involve risk to the Fund if the seller, in the case of repurchase agreements, or the borrower, in the case of securities loans, should default on its obligations. If the Fund's counterparty to these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and may be required to return the underlying securities or collateral, as applicable, to the counterparty's estate.

2.C. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     DIVERSIFICATION OF INVESTMENTS.

AFFECTED FUNDS:
CMG High Yield Fund
CMG International Stock Fund
CMG Short Term Bond Fund
CMG Small Cap Fund
CMG Small/Mid Cap Fund
CMG Ultra Short Term Bond Fund

The Trustees recommend that each affected Fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect applicable law and a uniform policy for all of the affected Funds.

Each affected Fund is a "diversified" Fund as defined in the 1940 Act. Under the 1940 Act, a "diversified" Fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items or the securities of other investment companies). The remaining 25% of the Fund's total assets is not subject to this restriction.

EXHIBIT 4 lists the current fundamental investment restrictions of each of the affected Funds with respect to diversification of investments. The proposed amended fundamental investment restriction is designed to track the statutory definition of "diversified" company and read as follows:

     "The fund may not . . . [p]urchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief."



It is intended that the restriction will be interpreted in a manner consistent with the statutory requirements, including rules adopted and interpretations of the SEC under Section 5 of the 1940 Act. For example, for purposes of this restriction, in accordance with Rule 5b-2 of the 1940 Act, the value of a guarantee or letter of credit may be excluded from the value of a Fund's investments in the guarantor (or issuer of the letter of credit) if the aggregate value of securities owned by the Fund and guaranteed by such guarantor (plus any other investments in securities issued by the guarantor) does not exceed 10% of the Fund's total assets.


The Trustees recommend that the affected Funds' current fundamental investment restrictions with respect to diversification of investments be amended as proposed in order to conform the affected Funds' restrictions to the statutory requirements discussed above. These proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to diversification of investments.

2.D. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN
     COMMODITIES.

AFFECTED FUNDS: All Funds


The 1940 Act requires the Funds to state a fundamental investment restriction regarding the purchase and sale of commodities. EXHIBIT 5 lists the current fundamental investment restriction of each Fund with respect to investment in commodities and commodity contracts (including, for one Fund, investments in oil, gas or mineral development programs or leases). The Funds' current restrictions generally prohibit them from purchasing commodities or commodity contracts, but for certain of the Funds permit them to invest in certain futures contracts.


The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [p]urchase or sell commodities, except that a fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions, including without limitation forward currency contracts."

The Trustees recommend that the affected Funds' current fundamental investment restrictions with respect to investments in commodities be amended as proposed. The proposed amendment would make it clear that the Funds may utilize not only certain futures, but also options, options on futures and other financial transactions that do not involve physical commodities to the extent consistent with the Funds' investment objectives and policies. The addition of financial transactions relating to commodities is intended to give the Funds maximum flexibility to invest in a relating to variety of modern financial instruments that could technically be considered commodities, but which do not involve the direct purchase and sale of physical commodities, which are the intended focus of the restriction. Although Columbia Management has no present intention of changing the way in which the Funds are managed as a result of this amendment, this investment flexibility could, in the future, assist the Funds in achieving their investment objectives, in part because such strategies may offer opportunities for hedging and increased investment return. These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to commodities.

2.E. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN
     REAL ESTATE.

AFFECTED FUNDS: All Funds


The 1940 Act requires the Funds to state a fundamental policy regarding the purchase and sale of real estate. EXHIBIT 6 lists the current fundamental investment restriction of each Fund with respect to investment in real estate and securities secured by and/or of companies that deal in real estate. Currently, the Funds' investment policies restrict their ability to sell real estate even when the Funds acquires ownership of the real estate as a result of its permissible investments. For instance, it is possible that a Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate if the issuer defaulted on its debt obligations. Accordingly, holding and the Trustees recommend that this policy be modified to allow the holding and sale of real estate when ownership of real estate results from the exercise of its rights as a holder of real estate securities and to clarify that a Fund may invest in real estate-related securities and real estate-backed securities or instruments.

The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [p]urchase or sell real estate, except a fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein."

These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to real estate.

2.F. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING
     OF SECURITIES.

AFFECTED FUNDS: All Funds

The 1940 Act requires the Funds to state the extent to which they intend to engage in the business of underwriting securities issued by other persons. Under applicable law, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a Fund may purchase securities in a private transaction for investment purposes and later sell the securities to institutional investors. Under these or other circumstances, a Fund could possibly be considered to be within the technical definition of an underwriter under applicable law. The SEC staff has issued interpretations that clarify that re-sales of privately placed securities by institutional investors, such as funds, do not make the institutional investor an underwriter in these circumstances.

EXHIBIT 7 lists the current fundamental investment restrictions with respect to participation in the underwriting of securities of each of the affected Funds. The proposed amended fundamental investment restriction is as follows:


     "The fund may not . . . [u]nderwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933 except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the fund's ability to invest in securities issued by other registered investment companies."

The Trustees recommend that this policy be amended as proposed in order to conform the affected Funds' policies to the statutory and related requirements discussed above and to the policies of the other Funds. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to underwriting of securities.

2.G. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     PURCHASING SECURITIES ON MARGIN

AFFECTED FUNDS:
CMG Core Bond Fund
CMG High Yield Fund
CMG Short Term Bond Fund
CMG Ultra Short Term Bond Fund

EXHIBIT 8 lists the current fundamental investment restriction of each of the affected Funds with respect to purchasing securities on margin. Section 12
(a)(1) of the 1940 Act generally prohibits a fund from purchasing securities on margin in contravention of any SEC rules. To date, however, the SEC has not adopted any such rules. There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to purchasing securities on margin. As noted above, although Columbia Management has no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, the Trustees believe it is not in the Funds' best interests to maintain fundamental policies that are not required by applicable law. Accordingly, the Trustees recommend that each affected Fund's fundamental investment restriction with respect to purchasing securities on margin be eliminated.

2.H. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

AFFECTED FUNDS:
CMG Core Bond Fund
CMG High Yield Fund
CMG International Stock Fund
CMG Short Term Bond Fund
CMG Small Cap Fund
CMG Small/Mid Cap Fund
CMG Ultra Short Term Bond Fund

EXHIBIT 9 lists the current fundamental investment restriction of each of the affected Funds with respect to investing for the purpose of exercising control. Applicable regulations formerly required disclosure on this subject to the extent that a fund intends to invest in companies for the purpose of exercising control (as defined in the 1940 Act). There is no requirement, however, that a Fund have an affirmative policy on this subject, or that any policy that it does have be categorized as fundamental. As noted above, although Columbia Management has no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, consistent with the Trustees' belief that it is not in the Funds' best interests to maintain fundamental investment restrictions that are not required by applicable law, the Trustees recommend that each affected Fund's fundamental investment restriction with respect to investing for the purpose of exercising control be eliminated.


2.I. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT
     SALES

AFFECTED FUNDS:
CMG Core Bond Fund
CMG High Yield Fund
CMG International Stock Fund
CMG Short Term Bond Fund
CMG Small Cap Fund
CMG Small/Mid Cap Fund
CMG Ultra Short Term Bond Fund

EXHIBIT 10 lists the current fundamental investment restriction of each of the affected Funds with respect to short sales. There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to short sales. As noted above, although Columbia Management has no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, consistent with the Trustees' belief that it is not in the Funds' best interests to maintain fundamental investment restrictions that are not required by applicable law, the Trustees recommend that each affected Fund's fundamental investment restriction with respect to short sales be eliminated.

2.J. AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     CONCENTRATING INVESTMENTS IN AN INDUSTRY

AFFECTED FUNDS:
CMG Core Bond Fund
CMG Enhanced S&P 500 Index Fund
CMG High Yield Fund
CMG International Stock Fund
CMG Large Cap Growth Fund

CMG Large Cap Value Fund
CMG Mid Cap Growth Fund
CMG Mid Cap Value Fund
CMG Short Term Bond Fund
CMG Small Cap Fund
CMG Small Cap Growth Fund
CMG Small Cap Value Fund
CMG Small/Mid Cap Fund
CMG Strategic Equity Fund
CMG Ultra Short Term Bond Fund

Under applicable law, an investment company may not concentrate its investments in any industry or group of industries without shareholder approval, and must concentrate its investments consistent with any policy to do so. Although "concentration" is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests more than 25% of its net assets in securities of issuers in that industry.

EXHIBIT 11 lists the affected Funds' current fundamental investment restrictions with respect to concentrating investments in an industry. The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [p]urchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

The Trustees recommend that this policy be amended as shown above to conform the affected Funds' policies to the statutory and related requirements discussed above and to the policies of the other Funds. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to concentrating investments in an industry.

2.K. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     PURCHASING SECURITIES OF COMPANIES LESS THAN THREE YEARS OLD

AFFECTED FUNDS:
CMG Core Bond Fund
CMG High Yield Fund
CMG International Stock Fund
CMG Short Term Bond Fund
CMG Small Cap Fund
CMG Small/Mid Cap Fund
CMG Ultra Short Term Bond Fund

EXHIBIT 12 lists the current fundamental investment restriction of each of the affected Funds with respect to purchasing securities of companies that (including predecessors and parents) are less than three years old. The 1940 Act does not require the Funds to state a fundamental investment restriction on this matter. As noted above, although Columbia Management has no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, the Trustees believe it is not in the Funds' best interests to maintain fundamental policies that are not required by applicable law. Accordingly, the Trustees recommend that each affected Fund's fundamental investment restriction with respect to purchasing securities of companies that (including predecessors and parents) are less than three years old be eliminated.

2.L. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES


AFFECTED FUND:

CMG High Yield Fund

The affected Fund has a fundamental investment restriction stating that:

     The Fund may not "[p]urchase securities of other open-end investment companies."

Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting shares of any one investment company, (ii) 5% of the Fund's total assets with respect to shares of any one investment company, and (iii) 10% of the Fund's total assets with respect to shares of investment companies in the aggregate. The 1940 Act, however, does not require investment companies to maintain fundamental investment policies with respect to investing in securities of other investment companies. In addition, the Securities and Exchange Commission has issued exemptive relief that permits certain investment companies additional flexibility with respect to investments in other investment companies. As noted above, although Columbia Management has no present intention of changing the way in which the affected Fund is managed as a result of the elimination of these restrictions, consistent with the Trustees' belief that it is not in the Fund's best interests to maintain fundamental investment restrictions that are not required by applicable law, the Trustees recommend that the affected Fund's fundamental investment restriction with respect to investing in securities of other investment companies be eliminated.


2.M. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     PURCHASING OR HOLDING THE SECURITIES OF ANY COMPANY, IF SECURITIES OF SUCH COMPANY ARE OWNED BY OFFICERS OR DIRECTORS OF THE FUND AND OF ITS ADVISOR

AFFECTED FUNDS:
CMG Core Bond Fund
CMG High Yield Fund
CMG Short Term Bond Fund
CMG Ultra Short Term Bond Fund

EXHIBIT 13 lists the current fundamental investment restriction of each of the affected Funds with respect to purchasing or holding the securities of any company if securities of such company are owned by the officers and directors of the Fund and of its advisor. This restriction tracks certain restrictions formerly required by state regulators for investment companies, which are not applicable to the affected Funds. As noted above, although Columbia Management has no present intention of changing the way in which the Funds are managed as a result of the elimination of these restrictions, consistent with the Trustees' belief that it is not in the Funds' best interests to maintain unnecessary fundamental investment restrictions, the Trustees recommend that each affected Fund's fundamental investment restriction with respect to purchasing or holding the securities of any company owned by officers or directors of the Fund and of its Advisor be eliminated.

2.N. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING
     AND SELLING PUTS AND CALLS

AFFECTED FUNDS:
CMG International Stock Fund
CMG Small Cap Fund
CMG Small/Mid Cap Fund

EXHIBIT 14 lists the current fundamental investment restriction of each of the affected Funds with respect to buying and selling puts and calls. The

Trustees recommend that each affected Fund's fundamental investment restriction with respect to buying and selling puts and calls be eliminated.

If this Proposal is approved, the affected Funds would be able to engage in a variety of transactions involving the use of options to the extent consistent with the Funds' investment objectives and policies. As noted above, although Columbia Management has no present intention of changing the way in which the Funds are managed as a result of the elimination of these restrictions, this increased investment flexibility could, in the future, assist each affected Fund in achieving its investment objective. Columbia Management also believes that elimination of this investment restriction would reduce administrative and compliance burdens by conforming each affected Fund's fundamental investment restrictions with the other Funds which currently do not have a fundamental investment restriction with respect to investments in options. For more information regarding options on futures, see Proposal 2.D. above.

A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

A Fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

The successful use of a Fund's options strategies depends on the ability of Columbia Management to forecast correctly interest rate and market movements. When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

The effective use of options also depends on a Fund's ability to terminate option positions at times when Columbia Management deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

2.O. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     PURCHASING ILLIQUID SECURITIES

AFFECTED FUND:
CMG High Yield Fund

The affected Fund has a fundamental investment restriction stating that:

     The Fund may not "[p]urchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS" for a complete discussion of illiquid securities."

The 1940 Act does not require the Fund to state a fundamental investment restriction on this matter, although the staff of the SEC has taken the position that an open-end investment company may not invest more than 15% of its net assets in illiquid securities (10% for money market funds). As noted above, although Columbia Management has no present intention of changing the way in which the affected Fund is managed as a result of the elimination of these restrictions, the Trustees believe it is not in the Fund's best interests to maintain fundamental policies that are not required by applicable law. Accordingly, the Trustees recommend that the affected Fund's fundamental investment restriction with respect to purchasing illiquid securities be eliminated.


REQUIRED VOTE. Shareholders of each Fund are entitled to vote on each Proposal 2.A. through 2.O. if the Proposal affects their Fund, voting separately by Fund. Approval of each of Proposals 2.A. through 2.O. requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. To the extent multiple

Proposals apply to the same Fund, the adoption of any of these Proposals is not contingent on the adoption of any other Proposal by shareholders of the Fund. In addition, with respect to each Fund, the adoption of any of these Proposals 2.A. through 2.O. is not contingent on election of any Trustees pursuant to Proposal 1.


THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSALS 2.A. THROUGH 2.O., AS APPLICABLE.


III. PROPOSAL 3: REORGANIZATION OF THE FUNDS


At the Meeting, it is proposed that the shareholders of each Fund approve the Reorganization of the Fund, which would become a separate, corresponding series of the Acquiring Trust, a Massachusetts business trust. Each Reorganization would be effected pursuant to a Plan which provides for the transfer of all of the assets of the Fund to the New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund, followed by the distribution to shareholders of the Fund of the New Fund shares in complete liquidation of the Fund and termination under Oregon law.



The Trustees believe that the consolidation of the Funds into a single legal entity will enhance the efficiency of compliance monitoring and administration. The Reorganizations are currently expected to be effected in the first quarter of 2006. The New Fund will have the same fundamental investment restrictions as the Fund immediately prior to the Reorganization (which will reflect any approvals of Proposals 2.A. through 2.O.). All of the Trustees of the Acquiring Trust are expected to serve as Trustees of the New Funds, even if one or more of such Trustees are not elected pursuant to Proposal 1.



As described in more detail below in "Information About the Acquiring Trust", the Acquiring Trust is a business trust governed by Massachusetts law and an agreement and declaration of trust (the "Agreement and Declaration of Trust"). The Acquiring Trust has separate series representing different portfolios. Each series of the Acquiring Trust will have shares representing beneficial interests in the assets and liabilities belonging to that series. The New Funds will continue the business of the Funds.


Each New Fund will have the same investment objectives, policies and restrictions as the corresponding Fund (as amended by Proposal 2 to the extent the amendments are approved by shareholders). In addition, each New Fund will be managed by the same investment team as the corresponding Fund using the same investment process, and will have the same management fees and expense structure as, the corresponding Fund immediately prior to the Reorganization.

BACKGROUND AND REASONS FOR THE REORGANIZATIONS


At a meeting held on May 11, 2005, the Board, including all Trustees who are not "interested persons" of the Funds (as defined in Section 2(a)(19) of the 1940
Act) (each, an "Independent Trustee") unanimously approved the Reorganization of each Fund and recommended shareholder approval of each Reorganization. The Board was assisted in its determination by independent legal counsel for the Independent Trustees. The Board determined that each Reorganization would be in the best interests of the relevant Fund, and that the interests of the Fund's shareholders would not be diluted as a result of effecting the Reorganization.


The Board also took into account the fact that the expected costs of the proposed Reorganizations, including the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, the fees associated with creating the New Funds, accounting fees, and legal fees, would be borne by Columbia Management and not the Funds.

The primary purpose of the Reorganizations is to facilitate compliance monitoring and efficient administration.

AGREEMENT AND PLAN OF REORGANIZATION

Each Plan provides that the relevant New Fund will acquire all of the assets of the corresponding Fund in exchange for the assumption by the New Fund of all of the liabilities of the Fund and for the issuance of the shares of the New Fund ("Reorganization Shares"), all as of the Exchange Date (defined in each Plan to be the date next following shareholder approval or which the Fund's prospectus is scheduled to be reprinted or such other date as may be agreed upon by the New Fund and the Fund). The following discussion of the Plans is qualified in its entirety by the full text of the Plan for each Fund, the form of which is attached as Exhibit 15 to this Proxy Statement.

Each Fund will sell all of its assets attributable to each class of its shares to the corresponding New Fund, and, in exchange, the New Fund will assume all of the liabilities of the Fund and deliver to the Fund a number of full and fractional shares of beneficial interest of the same class of the New Fund having an aggregate net asset value equal to the value of the assets of the Fund, less the value of the liabilities of the Fund assumed by the New Fund attributable to such class.

For federal income tax purposes, all of the Reorganizations are expected to be tax-free reorganizations. For more information about the tax consequences of the proposed Reorganizations, see "Federal Income Tax Consequences of the Reorganizations" below.

Upon consummation of the transactions proposed to occur on the Exchange Date, each Fund will distribute pro rata to its shareholders of record of each class as of the Exchange Date the full and fractional Reorganization Shares of such class received by the Fund. Each holder of shares of the Fund will receive a number of full and/or fractional Reorganization Shares having an aggregate net asset value on the Exchange Date equal to the value of and of the same class as the full and/or fractional shares of the Fund held by the shareholder as of the Exchange Date. This distribution will be accomplished by the establishment of accounts on the share records of the corresponding New Fund in the names of the Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder.

The consummation of each Reorganization is subject to the conditions set forth in the Plan, including receipt of opinions of counsel, any of which may be waived. Each Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the relevant Fund, prior to the Exchange Date, by mutual consent of the Trustees of the relevant Fund and trustees of the New Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by each New Fund and its corresponding Fund of the transactions contemplated by the Plan will be borne by Columbia Management.

OTHER MATTERS

The investment objectives, policies and restrictions of each Fund (as amended by Proposal 2 to the extent the amendments are approved by shareholders) will be adopted by each New Fund and will not change as a result of the Reorganizations. In addition, Columbia Management will serve as the investment adviser of each New Fund. Furthermore, the management fees and expense structures of each New Fund will be the same as for the corresponding Fund.

Immediately prior to the Reorganizations, the New Funds will have nominal assets and no liabilities, and Columbia Management will be the sole shareholder of each New Fund.

INFORMATION ABOUT THE ACQUIRING TRUST. The Acquiring Trust is governed by an Agreement and Declaration of Trust (the "Declaration of Trust"), By-Laws (the "By-Laws"), and its Board.


The table below summarizes the significant differences between the Declaration of Trust and By-Laws of the Acquiring Trust and the organizational documents (and applicable provisions of Oregon law) for the Funds. For additional information, shareholders of a Fund should refer directly to such documents, copies of which may be obtained by contacting the Acquiring Trust at its address listed on the cover page of this Proxy Statement.

                                                THE ACQUIRING TRUST                         THE FUNDS
                                       -------------------------------------  -------------------------------------
SHAREHOLDER LIABILITY:                 A shareholder or former shareholder    Shareholders who have fully paid the
                                       held to be personally liable solely    subscription price for their shares
                                       by reason of his or her being or       have no personal liability in excess
                                       having been a shareholder is entitled  of their shares.
                                       to be held harmless from and
                                       indemnified against all loss and       A shareholder or former shareholder
                                       expense arising from such liability.   held personally liable solely by
                                                                              reason of being or having been a
                                       Every note, bond, contract,            shareholder with respect to one or
                                       instrument, certificate or             more series is entitled to be held
                                       undertaking made or issued by any      harmless from and indemnified against
                                       Trustees or Trustee or by any          all loss and expense arising from
                                       officers or officer must recite that   that liability.
                                       the same was executed or made by or
                                       on behalf of the Trust and that        Every note, bond contract,
                                       obligations of such instrument are     instrument, certificate, or
                                       not binding on any of them or          undertaking made or issued on behalf
                                       shareholders individually.             of the Trust by the Trustees, by any
                                                                              officers or officer may recite that
                                                                              the note, bond contract, instrument,
                                                                              certificate, or undertaking was
                                                                              executed or made on behalf of the
                                                                              Trust or by them as Trustees or as
                                                                              officers or otherwise and that the
                                                                              obligations of such instrument are
                                                                              not binding upon any of them or
                                                                              shareholders individually. Omission
                                                                              of such recital will not operate to
                                                                              bind any Trustees, officers or
                                                                              shareholders individually.

                                                THE ACQUIRING TRUST                         THE FUNDS
                                       -------------------------------------  -------------------------------------
SHAREHOLDER VOTING RIGHTS:             Shareholders have the power to vote    Shareholders have the power to vote
                                       only (i) for the election or, to the   only (a) for the election and removal
                                       extent required by law, removal of     of Trustees, (b) with respect to
                                       Trustees; (ii) with respect to any     whether a claim, proceeding or court
                                       termination, by the shareholders, of   action should or should not be
                                       the Trust or series or class of the    brought or maintained derivatively or
                                       Trust; (iii) with respect to           as a class action on behalf of the
                                       derivative actions, to the extent      Trust or the shareholders, (c) with
                                       certain demand requirements are met;   respect to the termination of the
                                       and (iv) with respect to any other     Trust or any series of the Trust, and
                                       matters required by law, the           (d) with respect to any additional
                                       organizational documents or deemed     matters relating to the Trust as
                                       desirable by the Board of Trustees.    required by the organizational
                                                                              documents, or any registration of the
                                       No shareholder may bring a derivative  Trust with the Securities and
                                       claim without first requesting the     Exchange Commission or any state, or
                                       Trustees to bring or maintain such     as the Trustees consider necessary or
                                       action, proceeding or claim. Such      desirable.
                                       demand shall be excused only when the
                                       plaintiff makes a specific showing     On a record date, each whole share
                                       that irreparable injury to the Trust   outstanding is entitled to one vote
                                       or series would otherwise result.      as to any matter on which it is
                                                                              entitled to vote, and each fractional
                                       Each whole share (or fractional        share is entitled to a proportionate
                                       share) outstanding on the record date  fractional vote.
                                       is entitled to a number of votes on
                                       any matter which it is entitled to
                                       vote equal to the net asset value of
                                       the share (or fractional share) in
                                       U.S. dollars determined at the close
                                       of business on the record date (for
                                       example, a share having a net asset
                                       value of $10.50 would be entitled to
                                       10.5 votes).

                                                THE ACQUIRING TRUST                         THE FUNDS
                                       -------------------------------------  -------------------------------------
                                       Shareholders will vote together with   On any matter submitted to a vote of
                                       shareholders of the other series of    the shareholders, all shareholders of
                                       the Trust on matters affecting the     all series will vote together except
                                       Trust as a whole, such as the          (i) when required by the 1940 Act,
                                       election of Trustees.                  shareholders of each series will vote
                                                                              separately and (ii) when the Trustees
                                                                              determine that the matter affects
                                                                              only the interests of one or more
                                                                              series, then only the shareholders of
                                                                              the series will be entitled to vote
                                                                              on the matter.

SHAREHOLDER MEETINGS:                  Shareholders have no specific right    Shareholders have no specific right
                                       to call meetings, except as may be     to call meetings. The 1940 Act
                                       required by applicable law, including  provides that the trustees of a
                                       the Investment Company Act of 1940.    common-law trust shall promptly call
                                                                              a meeting of shareholders for the
                                                                              purpose of voting upon the question
                                                                              of removal of any such trustee or
                                                                              trustees when requested in writing so
                                                                              to do by the record holders of not
                                                                              less than 10 per centum of the
                                                                              outstanding shares.

SHAREHOLDER QUORUM:                    30% of the shares entitled to vote at  30% of the shares entitled to vote at
                                       the meeting.                           the meeting.

SHAREHOLDER CONSENT:                   Majority consent required for          Majority consent is required for
                                       shareholder action taken without a     shareholder action taken without a
                                       meeting.                               meeting.

                                                THE ACQUIRING TRUST                         THE FUNDS
                                       -------------------------------------  -------------------------------------
NOTICE TO SHAREHOLDERS:                Notice of shareholder meetings is to   Notice of shareholder meetings must
                                       be mailed, postage prepaid, or sent    be given no earlier than 70 days nor
                                       by facsimile or other electronic       less than 10 days before the date of
                                       submission not less than seven days    the meeting.
                                       before the date of such meeting.
                                                                              For any meeting of shareholders, the
                                       Notice is not expressly required to    notice must include a description of
                                       state the purpose for which the        the purpose(s) for which the meeting
                                       meeting is called.                     is called.

SHAREHOLDER PROXIES:                   Shareholders may put a proxy in place  Shareholders may appoint a proxy, and
                                       for a duration of up to six months.    an appointment is valid for eleven
                                                                              months unless a different period is
                                                                              provided in the appointment form.

TRUSTEE'S POWER TO AMEND DECLARATION   The Declaration of Trust may be        The Declaration of Trust may be
OF TRUST:                              amended at any time by an instrument   amended at any time by an instrument
                                       in writing signed by a majority of     in writing signed by a majority of
                                       the then Trustees, provided that, for  the Trustees; provided, however, that non-ministerial amendments, notice is  before adopting any amendment adding, promptly mailed to shareholders as of  deleting, replacing or otherwise
                                       the day such amendment is effective.   modifying any provisions relating to
                                                                              the Trust's shares, the Trustees must
                                                                              determine that shareholder approval
                                                                              is not otherwise required by the 1940
                                                                              Act or other applicable law.

                                                THE ACQUIRING TRUST                         THE FUNDS
                                       -------------------------------------  -------------------------------------
TERMINATION OF TRUST:                  Shareholders have the right to         Shareholders have the right to
                                       terminate the Trust, or series or      terminate the Trust by vote of at
                                       class, upon approval of at least       least two-thirds of the outstanding
                                       66 2/3% of the outstanding shares of   shares of each series entitled to
                                       the Trust or the affected series or    vote. Shareholders have the right to
                                       class.                                 terminate any series by vote of at
                                                                              least two-thirds of the shares of
                                       Trustees may terminate the Trust, or   that series.
                                       any series or class, without
                                       shareholder approval by written        Trustees may terminate the Trust, or
                                       notice to shareholders.                any series, without shareholder
                                                                              approval by written notice to
                                                                              shareholders.

MERGER OR CONSOLIDATION TRUST:         The Declaration of Trust provides      The Declaration of Trust provides
                                       that a consolidation, merger or        that any merger, consolidation, sale
                                       transfer may be authorized by vote of  of assets, or share exchange approved
                                       a majority of the Trustees then in     by the Trustees must be authorized by
                                       office without shareholder approval,   a vote of a majority of the
                                       unless otherwise required by law.      outstanding shares of the Trust as a
                                                                              whole or any affected series, as may
                                                                              be applicable.

REMOVAL OF TRUSTEES:                   Trustee may be removed, with or        Any Trustee may be removed at any
                                       without cause, by a majority of        time by written instrument by at
                                       Trustees then in office.               least two-thirds of the number of
                                                                              Trustees prior to removal, specifying
                                                                              the effective date of removal.
                                                                              Any Trustee may be removed at a
                                                                              special meeting of shareholders by a
                                                                              vote of two-thirds of the outstanding
                                                                              shares.

DIRECTOR/TRUSTEE COMMITTEES:           Not limited.                           Committees consisting of two or more
                                                                              trustees may exercise the powers and
                                                                              authority of the Trustees to the
                                                                              extent the Trustees determine.

TRUSTEE LIABILITY:                     Trustees are not personally liable     Trustees are not personally liable
                                       for claims against the Trust or for    for any neglect or wrongdoing of any
                                       any neglect or wrongdoing of any       officer, agent, employee, manager or
                                       officer, agent, employee, investment   principal underwriter of the Trust,
                                       adviser, or principal underwriter of   and no Trustee is responsible for the
                                       the Trust. Each Trustee is not         act or omission of any other Trustee.
                                       responsible for the act or omission    Trustees may be liable by reason of
                                       of any other Trustee and may be        willful misfeasance, bad faith, gross
                                       liable only by reason of willful       negligence, or reckless disregard of
                                       misfeasance, bad faith, gross          the duties involved in the conduct of
                                       negligence or reckless disregard of    his office.
                                       the duties involved in the conduct of
                                       his office.

                                                THE ACQUIRING TRUST                         THE FUNDS
                                       -------------------------------------  -------------------------------------
TRUSTEE INDEMNIFICATION:               The By-Laws state that the Trust will  The Declaration of Trust and Bylaws
                                       indemnify each of its Trustees and     state that the Trust will indemnify,
                                       officers who are not employees or      to the fullest extent not prohibited
                                       officers of any investment adviser to  by law and the 1940 Act and related
                                       the Trust or any affiliated person     regulations and interpretations of
                                       thereof and may indemnify each of its  the SEC, any current or former
                                       officers who are employees or          Trustee, or officer of the Trust
                                       officers of any investment adviser to  against any liability and all
                                       the Trust or any affiliated person     expenses reasonably incurred or paid
                                       thereof against all liabilities and    or expected to be paid in connection
                                       expenses, including amounts paid in    with any claim, action, suit, or
                                       satisfaction of judgments, in          proceeding in which he or she becomes
                                       compromise, as fines and penalties,    involved by reason of the fact that
                                       and as counsel fees, reasonably        such person is or was a Trustee,
                                       incurred by such person while in       officer, employee or agent of the
                                       office or thereafter, by reason of     Trust.
                                       the indemnified person's service as a
                                       Trustee or officer. The Trust will
                                       not indemnify its Trustees and
                                       officers against any liability to the
                                       Trust or to its shareholders to which
                                       he or she would otherwise be subject
                                       by reason of willful misfeasance, bad
                                       faith, gross negligence or reckless
                                       disregard of the duties involved in
                                       the conduct of his office.

                                       Under the By-Laws, in the absence of
                                       a final decision on the merits by an
                                       adjudicating body that such person
                                       has not acted in good faith in the
                                       reasonable belief that such person's
                                       action was in the best interests of
                                       the Trust or is liable to the Trust
                                       or its Shareholders by reason of
                                       willful misfeasance, bad faith, gross

                                                THE ACQUIRING TRUST                         THE FUNDS
                                       -------------------------------------  -------------------------------------
                                       negligence or reckless disregard of
                                       the duties involved in the conduct of
                                       his or her office, indemnification
                                       will be provided if (a) approved,
                                       after notice that it involves such
                                       indemnification, by at least a
                                       majority of the disinterested
                                       Trustees acting on the matter
                                       (provided that a majority of the
                                       disinterested Trustees then in office
                                       act on the matter) upon a
                                       determination, based upon a review of
                                       readily available facts, that such
                                       person has acted in good faith in the
                                       reasonable belief that such person's
                                       action was in the best interests of
                                       the Trust and is not liable to the
                                       Trust or its shareholders by reason
                                       of willful misfeasance, bad faith,
                                       gross negligence or reckless
                                       disregard of the duties involved in
                                       the conduct of his or her office or
                                       (b) there has been obtained an
                                       opinion in writing of independent
                                       legal counsel, based upon a review of
                                       readily available facts to the effect
                                       that such person appears to have
                                       acted in good faith in the reasonable
                                       belief that such person's action was
                                       in the best interests of the Trust
                                       and that such indemnification would
                                       not protect such person against any
                                       liability to the Trust to which such
                                       person would otherwise be subject by
                                       reason of willful misfeasance, bad
                                       faith, gross negligence or reckless
                                       disregard of the duties involved in
                                       the conduct of his or her office.

                                                THE ACQUIRING TRUST                         THE FUNDS
                                       -------------------------------------  -------------------------------------
LEGAL EXPENSES:                        The By-Laws state that legal expenses  The Trust will pay for or reimburse
                                       may be paid from time to time by the   the reasonable expenses incurred by
                                       Trust in advance of the final          any current or former Trustee or
                                       disposition of any such proceeding if  officer in any proceeding in advance
                                       the Trust receives a written           of the final disposition of the
                                       undertaking by the indemnified person  proceeding to the fullest extent not
                                       to reimburse the Trust in the event    prohibited by law.
                                       it is subsequently determined that
                                       the indemnified person is not
                                       entitled to such indemnification and
                                       (a) the indemnified person provides
                                       security for his undertaking, or (b)
                                       the Trust is insured against losses
                                       arising by reason of any lawful
                                       advances, or (c) a majority of the
                                       disinterested, non-party Trustees or
                                       an independent legal counsel, as
                                       expressed in a written opinion,
                                       determines that there is reason to
                                       believe that the indemnified person
                                       ultimately will be found entitled to
                                       indemnification.

DIVIDENDS:                             Not limited.                           Not limited.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS


The Reorganizations are intended to be tax-free. As a condition to each Fund's obligation to consummate the Reorganization, the Fund will receive an opinion from Ropes & Gray LLP, counsel to each Fund, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes, except as noted below:


(i)   the Reorganization will constitute a reorganization within the meaning of
      Section 368(a) of the Code, and the Fund and the New Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) under Section 361 of the Code, no gain or loss will be recognized by the Fund upon the transfer of its assets to the New Fund in exchange for Reorganization Shares and the assumption by the New Fund of the Fund's liabilities, or upon the distribution of such Reorganization Shares by the Fund to the shareholders of the Fund in liquidation;

(iii) under Section 354 of the Code, the Fund shareholders will recognize no gain or loss upon exchange of their shares of the Fund for the Reorganization Shares;

(iv) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares to be received by each shareholder of the Fund will be the same as the aggregate tax basis of the shares of the Fund exchanged therefor;

(v) under Section 1223(1) of the Code, the holding period of the Reorganization Shares received by each shareholder of the Fund will include the holding period for the Fund shares exchanged for the Reorganization Shares; provided such shares of the Fund were held as a capital asset on the date of the exchange;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon receipt of the assets transferred to the New Fund pursuant to the Plan in exchange for the Reorganization Shares and assumption by the New Fund of the liabilities of the Fund;

(vii) under Section 362(b) of the Code, the New Fund's tax basis in the assets that the New Fund receives from the Fund will be the same as the Fund's tax basis in such assets immediately prior to such exchange;

(viii) under Section 1223(2) of the Code, the New Fund's holding period in such assets will include the Fund's holding period in such assets;

(ix) under Section 381 of the Code, the New Fund will succeed to the capital loss carryovers of the Fund, if any, but the use by the New Fund of any such capital loss carryovers (and of capital loss carryovers of the New
      Fund) may be subject to limitation under Sections 383 and 284 of the Code.


The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "non-equity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).



The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions. Each Fund has agreed to make and provide additional representations to Ropes & Gray with respect to each Fund that are reasonably requested by Ropes & Gray. The opinion is not a guarantee that the tax consequences of the Reorganizations will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.


VOTE REQUIRED. Approval of each Reorganization and dissolution under state law requires the affirmative vote of holders of more than 50% of the outstanding shares of the Fund.

IV. OTHER INFORMATION

Certain additional information regarding Columbia Management and the Meeting is presented below.

MANAGEMENT

Columbia Management, located at One Financial Center, Boston, MA 02111, is the Funds' investment adviser. Columbia Management, a registered investment adviser, has been an investment adviser since 1969. Columbia Funds Distributor, Inc. ("CFD"), located at One Financial Center, Boston, MA 02111, is the Funds' distributor. Columbia Management and CFD are wholly owned subsidiaries of Columbia Management Group, Inc. ("CMG"), which is a wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of Fleet Boston Financial Corporation. Effective April 1, 2004, Fleet Boston Financial Corporation was acquired by Bank of America Corporation. Bank of America is one of the world's largest financial institutions, serving individual consumers, small businesses and large corporations and institutions with a full range of banking, investing, asset management and other financial and risk management products and services. CMG is located at One Financial Center, Boston, MA 02111.

LEGAL PROCEEDINGS


On February 9, 2005, Columbia Management and CFD (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.



Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC, to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.



Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.



A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.



In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").(1) The MDL is ongoing.



On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.



In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions(2) making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits seek damages and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and


------------------------------


1 The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case, Slaybe, et. al. v. Columbia Management Advisers, Inc. et al., No. 04-CV-1768 (D Md. Sept. 29,
  2004). The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the funds, removal of Columbia Management and CFD, disgorgement of all management fees and monetary damages.



2 Cohen, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 2,
  2004); Osburn, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 10, 2004); Slick er, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 11, 2004); Simmonds, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Sept. 8, 2004).

their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.



On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.


OTHER BUSINESS

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS


All shareholders of record at the close of business on July 8, 2005, are entitled to one vote for each share held on that date and to fractional votes for any fractional shares held on that date. The table in Appendix F lists for each Fund the total number of shares outstanding as of the close of business on July 8, 2005, for each class of a Fund's shares entitled to vote at the Meeting.



The table in Appendix G lists each holder of record of more than five percent of any class of shares of each Fund as of the close of business on May 31, 2005. The Trustees and officers of each Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of May 31, 2005.


INFORMATION ABOUT THE MEETING AND THE VOTING AND TABULATION OF PROXIES

All proxies solicited by or on behalf of the Board that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposals.

Any proxy may be revoked at any time prior to its being exercised by written notification received by the Funds' Secretary, by the execution of a later dated proxy, or by attending the Meeting and voting in person.


Approval of the eleven nominees for election as Trustees under Proposal 1 is by a plurality of votes cast at the Meeting which means that if a quorum of shareholders is present at the Meeting, the eleven nominees for election as Trustees who receive the greatest number of votes cast at the Meeting will be elected Trustees. Approval of each of Proposals 2.A. through 2.O. requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Approval of Proposal 3 requires the affirmative vote of holders of more than 50% of the outstanding shares of the Fund. Only shareholders of record on July 8, 2005, may vote.


In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to Proposal 1, withheld authority, abstentions and broker non-votes have no effect on the outcome of voting. With respect to any other Proposals, withheld authority, abstentions and broker non-votes have the effect of a vote "against" the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which
(i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS

If a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting (without regard to abstentions and broker non-votes). If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote for any such proposal in favor of such adjournment and will vote those proxies that require them to vote for rejection of any such proposal against any such adjournment.

SUBMISSION OF PROPOSALS FROM SHAREHOLDERS AT FUTURE MEETINGS

Your Fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the Fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the Fund prints and mails its proxy statement.

You may submit shareholder proposals c/o the Secretary of the Funds, One Financial Center, Boston, Massachusetts 02111-2621.

OTHER INFORMATION

EACH FUND HAS PREVIOUSLY SENT ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT FOR ANY SUBSEQUENT SEMI-ANNUAL PERIOD TO ITS SHAREHOLDERS. YOU MAY OBTAIN A COPY OF THE REPORT, FREE OF CHARGE, BY WRITING TO COLUMBIA AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621, OR BY CALLING 1-866-348-1468.

APPENDIX A -- OFFICER INFORMATION

The names and ages of the executive officers of the Funds, the year each was first elected or appointed to office and their principal business occupations during at least the last five years are shown below. The address of each officer is One Financial Center, Boston, MA 02111-2621, unless otherwise indicated.

OFFICERS

                                                      YEAR FIRST ELECTED
                                                       OR APPOINTED TO
  NAME/AGE AND ADDRESS       POSITION WITH FUNDS            OFFICE
------------------------  -------------------------   ------------------
Christopher L. Wilson     Head of Mutual Funds             2004
(Age 47)                  since August 2004;
                          President of the Columbia
                          Funds since October 2004
J. Kevin Connaughton      Treasurer                        2000
(Age 40)


  NAME/AGE AND ADDRESS           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------  ------------------------------------------------------------
Christopher L. Wilson     Head of Mutual Funds since August, 2004 and Senior Vice
(Age 47)                  President of the Advisor since January, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe Funds since
                          October, 2004; President and Chief Executive Officer of the
                          Nations Funds since January, 2005; Senior Vice President of
                          BACAP Distributors LLC since January, 2005; Director of FIM
                          Funding, Inc. since January, 2005; Senior Vice President of
                          Columbia Funds Distributor, Inc. since January, 2005;
                          Director of Columbia Funds Services, Inc. since January,
                          2005 (formerly President and Chief Executive Officer, CDC
                          IXIS Asset Management Services, Inc. from September, 1998 to
                          August, 2004).
J. Kevin Connaughton      Treasurer of the Columbia Funds since October, 2003 and of
(Age 40)                  the Liberty Funds, Stein Roe Funds and All-Star Funds since
                          December, 2000; Vice President of the Advisor since April,
                          2003 (formerly President of the Columbia Funds, Liberty
                          Funds and Stein Roe Funds from February, 2004 to October,
                          2004; Chief Accounting Officer and Controller of the Liberty
                          Funds and All-Star Funds from February, 1998 to October,
                          2000); Treasurer of the Galaxy Funds since September, 2002
                          (formerly Treasurer from December, 2002 to December, 2004
                          and President from February, 2004 to December, 2004 of the
                          Columbia Management Multi-Strategy Hedge Fund, LLC; Vice
                          President of Colonial Management Associates, Inc. from
                          February, 1998 to October, 2000).

                                                      YEAR FIRST ELECTED
                                                       OR APPOINTED TO
  NAME/AGE AND ADDRESS       POSITION WITH FUNDS            OFFICE
------------------------  -------------------------   ------------------
Mary Joan Hoene           Senior Vice President and        2004
(Age 54)                  Chief Compliance Officer
40 West 57th Street       since 2004
New York, NY 10019
Michael G. Clarke         Chief Accounting Officer         2004
(Age 35)                  since October 2004
Jeffrey R. Coleman        Controller since October         2004
(Age 35)                  2004
R. Scott Henderson        Secretary since December         2004
(Age 45)                  2004


  NAME/AGE AND ADDRESS           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------  ------------------------------------------------------------
Mary Joan Hoene           Senior Vice President and Chief Compliance Officer of the
(Age 54)                  Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
40 West 57th Street       Funds since August, 2004 (formerly Partner, Carter, Ledyard
New York, NY 10019        & Milburn LLP from January, 2001 to August, 2004; Counsel,
                          Carter, Ledyard & Milburn LLP from November, 1999 to
                          December, 2000; Vice President and Counsel, Equitable Life
                          Assurance Society of the United States from April, 1998 to
                          November, 1999).
Michael G. Clarke         Chief Accounting Officer of the Columbia Funds, Liberty
(Age 35)                  Funds, Stein Roe Funds and All-Star Funds since October,
                          2004 (formerly Controller of the Columbia Funds, Liberty
                          Funds, Stein Roe Funds and the All-Star Funds from May, 2004 to October, 2004); Assistant treasurer from June, 2002 to
                          May, 2004; Vice President, Product Strategy & Development of
                          the Liberty Funds Group from February, 2001 to June, 2002;
                          Assistant Treasurer of the Liberty Funds Group from
                          February, 2001 to June, 2002; Assistant Treasurer of the
                          Liberty Funds, Stein Roe Funds and the All-Star Funds from
                          August, 1999 to February, 2001; Audit Manager, Deloitte &
                          Touche LLP from May, 1997 to August, 1999.
Jeffrey R. Coleman        Controller of the Columbia Funds, Liberty Funds, Stein Roe
(Age 35)                  Funds and the All-Star Funds since October, 2004 (formerly
                          Vice President of CDC IXIS Asset Management Services, Inc.
                          and Deputy Treasurer of the CDC Nvest Funds and Loomis
                          Sayles Funds from February, 2003 to September, 2004;
                          Assistant Vice President of CDC IXIS Asset Management
                          Services, Inc. and Assistant Treasurer of the CDC Nvest
                          Funds from August, 2000 to February, 2003; Tax Manager of
                          PFPC, Inc. from November, 1996 to August, 2000).
R. Scott Henderson        Secretary of the Columbia Funds, Liberty Funds and the Stein
(Age 45)                  Roe Funds since December, 2004 (formerly Of Counsel Bingham
                          McCutchen from April 2001 to September 2004; Executive
                          Director and General Counsel, Massachusetts Pension Reserves
                          Investment Management Board from September, 1997 to March,
                          2001).

APPENDIX B.1 -- TRUSTEES' COMPENSATION

For the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

                                                    TOTAL COMPENSATION FROM THE
                                                     FUND COMPLEX PAID TO THE
                          PENSION OR RETIREMENT          TRUSTEES FOR THE
                         BENEFITS ACCRUED AS PART       CALENDAR YEAR ENDED
DISINTERESTED TRUSTEES     OF FUND EXPENSES(1)           DECEMBER 31, 2004
----------------------   ------------------------   ---------------------------
Douglas A. Hacker                  N/A                       $135,000
Janet Langford Kelly               N/A                       $148,500
Richard W. Lowry                   N/A                       $150,700
Charles R. Nelson                  N/A                       $141,500
John J. Neuhauser                  N/A                       $158,284
Patrick J. Simpson(2)              N/A                       $129,000
Thomas E. Stitzel                  N/A                       $149,000
Thomas C. Theobald(2)              N/A                       $172,500
Anne-Lee Verville(2)               N/A                       $157,000
Richard L. Woolworth               N/A                       $131,000
INTERESTED TRUSTEE
-----------------------
William E. Mayer                   N/A                       $166,700

(1) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(2) During the calendar year ended December 31, 2004, Mr. Simpson deferred $129,000 of his total compensation pursuant to the deferred compensation plan, Mr. Theobald deferred $90,000 of his total compensation pursuant to the deferred compensation plan and Ms. Verville deferred $55,000 of her total compensation pursuant to the deferred compensation plan.

APPENDIX B.2 -- TRUSTEES' COMPENSATION


For purposes of Appendix B.2, the following definitions apply:



CMG Core Bond Fund ("CBF")                                 CMG Short Term Bond Fund ("STBF")
CMG Enhanced S&P 500 Index Fund ("ESPIF")                  CMG Small Cap Fund ("SCF")
CMG High Yield Fund ("HYF")                                CMG Small Cap Growth Fund ("SCGF")
CMG International Stock Fund ("ISF")                       CMG Small Cap Value Fund ("SCVF")
CMG Large Cap Growth Fund ("LCGF")                         CMG Small/Mid Cap Fund ("SMCF")
CMG Large Cap Value Fund ("LCVF")                          CMG Strategic Equity Fund ("SEF")
CMG Mid Cap Growth Fund ("MCGF")                           CMG Ultra Short Term Bond Fund ("USTBF")
CMG Mid Cap Value Fund ("MCVF")

For the last fiscal year, the Trustees received from each Fund the following compensation for serving as Trustees:

                                    AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE
                                   COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                                     FROM CBF        FROM ESPIF        FROM HYF         FROM ISF        FROM LCGF
                                  FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                                    YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DISINTERESTED TRUSTEE                07/31/04         07/31/04         07/31/04         07/31/04         07/31/04
---------------------             --------------   --------------   --------------   --------------   --------------
Douglas A. Hacker(d)                   $329             $301            $  751            $488             $280
Janet Langford Kelly(d)                 338              282               767             506              290
Richard W. Lowry(d)                     311              282               699             467              264
Charles R. Nelson                       336              311               757             506              287
John J. Neuhauser(d)                    323              293               725             485              274
Patrick J. Simpson(a)                   353              320               814             519              299
Thomas E. Stitzel(d)                    357              325               787             544              302
Thomas C. Theobald(b)(d)                433              400             1,040             612              372
Anne-Lee Verville(c)(d)                 402              372               912             601              344
Richard L. Woolworth                    382              345               869             566              323
INTERESTED TRUSTEE
--------------------------------
William E. Mayer(d)                     333              301               744             501              281

                                    AGGREGATE        AGGREGATE        AGGREGATE
                                   COMPENSATION     COMPENSATION     COMPENSATION
                                    FROM LCVF        FROM MCGF        FROM MCVF
                                  FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                                    YEAR ENDED       YEAR ENDED       YEAR ENDED
DISINTERESTED TRUSTEE                07/31/04         07/31/04         07/31/04
---------------------             --------------   --------------   --------------
Douglas A. Hacker(d)                   $285             $284             $276
Janet Langford Kelly(d)                 295              292              284
Richard W. Lowry(d)                     268              268              260
Charles R. Nelson                       292              290              282
John J. Neuhauser(d)                    278              279              270
Patrick J. Simpson(a)                   304              304              296
Thomas E. Stitzel(d)                    308              307              297
Thomas C. Theobald(b)(d)                376              372              364
Anne-Lee Verville(c)(d)                 350              347              337
Richard L. Woolworth                    328              329              319
INTERESTED TRUSTEE
--------------------------------
William E. Mayer(d)                     286              286              277

                                       AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE
                                      COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                                       FROM STBF         FROM SCF        FROM SCGF        FROM SCVF        FROM SMCF
                                     FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                                       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DISINTERESTED TRUSTEE                   07/31/04         07/31/04         07/31/04         07/31/04         07/31/04
---------------------                --------------   --------------   --------------   --------------   --------------
Douglas A. Hacker(d)                      $553            $1,309            $307             $302             $360
Janet Langford Kelly(d)                    566             1,315             315              311              369
Richard W. Lowry(d)                        531             1,289             289              284              339
Charles R. Nelson                          569             1,340             313              308              366
John J. Neuhauser(d)                       552             1,337             301              296              352
Patrick J. Simpson(a)                      594             1,408             329              324              388
Thomas E. Stitzel(d)                       619             1,499             332              326              386
Thomas C. Theobald(b)(d)                   676             1,569             403              399              480
Anne-Lee Verville(c)(d)                    676             1,586             375              369              439
Richard L. Woolworth                       649             1,544             355              349              418
INTERESTED TRUSTEE
-----------------------------------
William E. Mayer(d)                        570             1,398             309              304              362

                                       AGGREGATE        AGGREGATE
                                      COMPENSATION     COMPENSATION
                                        FROM SEF        FROM USTBF
                                     FOR THE FISCAL   FOR THE FISCAL
                                       YEAR ENDED       YEAR ENDED
DISINTERESTED TRUSTEE                   07/31/04         07/31/04
---------------------                --------------   --------------
Douglas A. Hacker(d)                     $  778            none
Janet Langford Kelly(d)                     815            none
Richard W. Lowry(d)                         719            none
Charles R. Nelson                           798            none
John J. Neuhauser(d)                        744            none
Patrick J. Simpson(a)                       829            none
Thomas E. Stitzel(d)                        816            none
Thomas C. Theobald(b)(d)                  1,088            none
Anne-Lee Verville(c)(d)                     960            none
Richard L. Woolworth                        886            none
INTERESTED TRUSTEE
-----------------------------------
                                                           none
William E. Mayer(d)                         762
                                                           none



(a) During the fiscal year ended July 31, 2004, Mr. Simpson deferred $594, $814, and $353 of his compensation from STBF, HYF and CBF, respectively. During the fiscal year ended July 31, 2004, Mr. Simpson deferred $388, $519, $320, $324, $329, $296, $304, $299, $304, $1,408, and $829 of his compensation from the SMCF, ISF, ESPIF, SCVF, SCGF, MCVF, MCGF, LCGF, LCVF, SCF and SEF, respectively.


(b) During the fiscal year ended July 31, 2004, Mr. Theobald deferred $46, $682, and $243 of his compensation from STBF, HYF and CBF, respectively. During the fiscal year ended July 31, 2004, Mr. Theobald deferred $283, $289, $234, $230, $228, $209, $208, $216, $215, $561, and $737 of his compensation from
    SMCF, ISF, ESPIF, SCVF, SCGF, MCVF, MCGF, LCGF, LCVF, SCF and SEF, respectively.


(c) During the fiscal year ended July 31, 2004, Ms. Verville deferred $81, $417, and $148 of her compensation from STBF, HYF and CBF, respectively. During the fiscal year ended July 31, 2004, Ms. Verville deferred $173, $177, $143, $140, $139, $128, $127, $132, $132, $343 and $450 of her compensation from
    SMCF, ISF, ESPIF, SCVF, SCGF, MCVF, MCGF, LCGF, LCVF, SCF and SEF, respectively.

(d) Each of Ms. Verville, Ms. Kelly and Messrs. Hacker, Lowry, Mayer, Neuhauser, Stitzel and Theobald was elected a Trustee of the Trust on October 7, 2003. The compensation amounts for each of them reflect their total compensation paid for service during 2003 as a Trustee or director of funds formerly known as the Liberty Funds and Stein Roe Funds that are now part of the Columbia Funds Complex.

APPENDIX C -- TRUSTEE SHARE OWNERSHIP

DISINTERESTED TRUSTEES:

                                             JANET
                          DOUGLAS A.       LANGFORD       RICHARD W.
NAME OF FUND                HACKER           KELLY           LOWRY
------------              ----------       --------       ----------
CMG Small/Mid Cap Fund       None            None            None
CMG International Stock
  Fund                       None            None            None
CMG Enhanced S&P 500
  Index Fund                 None            None            None
CMG Small Cap Value
  Fund                       None            None            None
CMG Small Cap Growth
  Fund                       None            None            None
CMG Mid Cap Value Fund       None            None            None
CMG Mid Cap Growth Fund      None            None            None
CMG Large Cap Growth
  Fund                       None            None            None
CMG Large Cap Value
  Fund                       None            None            None
Aggregate dollar range
  of equity securities
  owned in all funds
  overseen by trustee
  in fund complex:       Over $100,000   Over $100,000   Over $100,000

                                                          JOHN J.
NAME OF FUND                  DR. CHARLES R. NELSON      NEUHAUSER
------------                  ---------------------      ---------
CMG Small/Mid Cap Fund               None                   None
CMG International Stock Fund         None                   None
CMG Enhanced S&P 500 Index
  Fund                               None                   None
CMG Small Cap Value Fund             None                   None
CMG Small Cap Growth Fund            None                   None
CMG Mid Cap Value Fund               None                   None
CMG Mid Cap Growth Fund              None                   None
CMG Large Cap Growth Fund            None                   None
CMG Large Cap Value Fund             None                   None
Aggregate dollar range of
  equity securities owned in
  all funds overseen by
  trustee in fund complex:      Over $100,000          Over $100,000

                                 PATRICK J.         THOMAS E.
NAME OF FUND                      SIMPSON            STITZEL
------------                     ----------         ---------
CMG Small/Mid Cap Fund              None               None
CMG International Stock Fund        None               None
CMG Enhanced S&P 500 Index
  Fund                              None               None
CMG Small Cap Value Fund            None               None
CMG Small Cap Growth Fund           None               None
CMG Mid Cap Value Fund              None               None
CMG Mid Cap Growth Fund             None               None
CMG Large Cap Growth Fund           None               None
CMG Large Cap Value Fund            None               None
Aggregate dollar range of
  equity securities owned in
  all funds overseen by
  trustee in fund complex:    $50,001-$100,000   $50,001-$100,000

                                THOMAS C.      ANNE-LEE      RICHARD W.
NAME OF FUND                    THEOBALD      VERVILLE(1)     WOOLWORTH
------------                    ---------     -----------    ----------
CMG Small/Mid Cap Fund            None          None            None
CMG International Stock Fund      None          None            None
CMG Enhanced S&P 500 Index
  Fund                            None          None            None
CMG Small Cap Value Fund          None          None            None
CMG Small Cap Growth Fund         None          None            None
CMG Mid Cap Value Fund            None          None            None
CMG Mid Cap Growth Fund           None          None            None
CMG Large Cap Growth Fund         None          None            None
CMG Large Cap Value Fund          None          None            None
Aggregate dollar range of
  equity securities owned in
  all funds overseen by
  trustee in fund complex:    Over $100,000      $0         Over $100,000

INTERESTED TRUSTEES:

NAME OF FUND                                    WILLIAM E. MAYER
------------                                    ----------------
CMG Small/Mid Cap Fund                                None
CMG International Stock Fund                          None
CMG Enhanced S&P 500 Index Fund                       None
CMG Small Cap Value Fund                              None
CMG Small Cap Growth Fund                             None
CMG Mid Cap Value Fund                                None
CMG Mid Cap Growth Fund                               None
CMG Large Cap Growth Fund                             None
CMG Large Cap Value Fund                              None
Aggregate dollar range of equity securities
  owned in all funds overseen by trustee in
  fund complex:                                 $50,001-$100,000

DISINTERESTED TRUSTEES:


                                             JANET
                          DOUGLAS A.       LANGFORD       RICHARD W.
NAME OF FUND                HACKER           KELLY           LOWRY
------------              ----------       --------       ----------
CMG Short Term Bond
  Fund                       None            None            None
CMG High Yield Fund          None            None            None
CMG Core Bond Fund           None            None            None
CMG Ultra Short Term
  Fund                       None            None            None
CMG Small Cap Fund           None            None            None
Aggregate dollar range
  of equity securities
  owned in all funds
  overseen by trustee
  in fund complex:       Over $100,000   Over $100,000   Over $100,000



                                      DR. CHARLES R.      JOHN J.
NAME OF FUND                              NELSON         NEUHAUSER
------------                          --------------     ---------
CMG Short Term Bond Fund                  None             None
CMG High Yield Fund                       None             None
CMG Core Bond Fund                        None             None
CMG Ultra Short Term Fund                 None             None
CMG Small Cap Fund                        None             None
Aggregate dollar range of equity
  securities owned in all funds
  overseen by trustee in fund
  complex:                            Over $100,000    Over $100,000

                                    PATRICK J.         THOMAS E.
NAME OF FUND                         SIMPSON            STITZEL
------------                        ----------         ---------
CMG Short Term Bond Fund               None               None
CMG High Yield Fund                    None               None
CMG Core Bond Fund                     None               None
CMG Ultra Short Term Fund              None               None
CMG Small Cap Fund                     None               None
Aggregate dollar range of
  equity securities owned in
  all funds overseen by trustee
  in fund complex:               $50,001-$100,000   $50,001-$100,000



                                THOMAS C.      ANNE-LEE      RICHARD W.
NAME OF FUND                    THEOBALD      VERVILLE(1)     WOOLWORTH
------------                    ---------     -----------    ----------
CMG Short Term Bond Fund          None          None            None
CMG High Yield Fund               None          None            None
CMG Core Bond Fund                None          None            None
CMG Ultra Short Term Fund         None          None            None
CMG Small Cap Fund                None          None            None
Aggregate dollar range of
  equity securities owned in
  all funds overseen by
  trustee in fund complex:    Over $100,000      $0         Over $100,000


INTERESTED TRUSTEES:


                                                       WILLIAM E.
NAME OF FUND                                             MAYER
------------                                           ----------
CMG Short Term Bond Fund                                  None
CMG High Yield Fund                                       None
CMG Core Bond Fund                                        None
CMG Ultra Short Term Fund                                 None
CMG Small Cap Fund                                        None
Aggregate dollar range of equity securities owned
  in all funds overseen by trustee in fund
  complex:                                          $50,001-$100,000

APPENDIX D



                          GOVERNANCE COMMITTEE CHARTER



The Governance Committee (the "Committee") of the Funds shall be composed entirely of members of the Board of the Funds who are not affiliated with the Funds' investment adviser, sub-advisers or principal underwriter.



The functions of the Committee are:



To make nominations for independent trustee membership on the Board of Trustees when necessary and to consider candidates proposed for the Board of Trustees by shareholders of the Funds;



To review periodically Board governance practices and procedures and any recommendations of the Chief Compliance Officer of the Funds relating thereto, and to recommend to the Board any changes it may deem appropriate;



To review periodically trustee compensation and to recommend to the independent trustees any changes it may deem appropriate;



To review committee assignments on an annual basis;



To review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board;



To plan and administer the Board's annual self-evaluation process;



To evaluate on at least an annual basis the independence of counsel to the independent trustees, to make recommendations to the independent trustees regarding their determination of such counsel's status as an "independent legal counsel" under applicable SEC rules, and to supervise such counsel.



The Committee shall meet as frequently and at such times as circumstances dictate. Minutes shall be kept of the Committee's meetings.



The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.



The Committee shall review this charter at least annually and recommend to the Board any changes it deems appropriate.

APPENDIX E1



                                              AUDIT     AUDIT-RELATED    TAX     ALL OTHER
            FUND NAME                FYE       FEES         FEES         FEES      FEES      TOTAL
---------------------------------  -------   --------   -------------   ------   ---------   ------
CMG Enhanced S&P 500               7/31/04     19,430        3,500       3,812      --       26,742
  Index Fund*                      7/31/03      9,250           --          --      --        9,250
CMG Core Bond Fund                 7/31/04     24,700        3,500       4,241      --       32,441
                                   7/31/03     22,520        3,500       1,500               27,520
CMG High Yield Fund                7/31/04     28,610        3,500       2,441      --       34,551
                                   7/31/03     26,250        3,500       1,400      --       31,150
CMG International Stock Fund       7/31/04     24,700        3,500       7,019      --       35,219
                                   7/31/03     22,520        3,500       1,400      --       27,420
CMG Large Cap                      7/31/04     23,630        3,500         112      --       27,242
  Growth Fund**                    7/31/03         --           --          --      --           --
CMG Large Cap Value Fund**         7/31/04     23,630        3,500         112      --       27,242
                                   7/31/03         --           --          --      --           --
CMG Mid Cap Growth Fund*           7/31/04     23,630        3,500       3,812      --       30,942
                                   7/31/03     11,250           --          --      --       11,250
CMG Mid Cap Value Fund*            7/31/04     23,630        3,500       3,812      --       30,942
                                   7/31/03     11,250           --          --      --       11,250
CMG Short Term Bond Fund           7/31/04     25,320        3,500       2,241      --       31,061
                                   7/31/03     23,110        3,500       1,500      --       28,110
CMG Small Cap Fund                 7/31/04     23,540        3,500       2,212      --       29,252
                                   7/31/03     21,420        3,500       1,500      --       26,420
CMG Small Cap                      7/31/04     23,630        3,500       3,812      --       30,942
  Growth Fund*                     7/31/03     11,250           --          --      --       11,250
CMG Small Cap Value Fund*          7/31/04     23,630        3,500       3,812      --       30,942
                                   7/31/03     11,250           --          --      --       11,250
CMG Small/Mid Cap Fund             7/31/04     21,810        3,500       2,241      --       27,551
                                   7/31/03     19,770        3,500       1,500      --       24,770
CMG Strategic Equity Fund          7/31/04     24,180        3,500       3,841      --       31,521
                                   7/31/03     22,030        3,500       1,500      --       27,030
CMG Ultra Short-Term               7/31/04     23,500           --          --      --       23,500
  Bond Fund***                     7/31/03         --           --          --      --           --
---------------------------------------------------------------------------------------------------



 *   Commenced operations on May 5, 2003.



 **  Commenced operations on September 10, 2003.



 *** Commenced operations on March 4, 2004.

APPENDIX E2



                                                                        NON-AUDIT
FUND NAME                                                       FYE     SERVICES
---------------------------------------------------------------------------------
CMG Enhanced S&P 500 Index Fund*                              7/31/04     7,312
                                                              7/31/03        --
CMG Core Bond Fund                                            7/31/04     7,741
                                                              7/31/03     5,000
CMG High Yield Fund                                           7/31/04     5,941
                                                              7/31/03     4,900
CMG International Stock Fund                                  7/31/04    10,519
                                                              7/31/03     4,900
CMG Large Cap Growth Fund**                                   7/31/04     3,612
                                                              7/31/03        --
CMG Large Cap Value Fund**                                    7/31/04     3,612
                                                              7/31/03        --
CMG Mid Cap Growth Fund*                                      7/31/04     7,312
                                                              7/31/03        --
CMG Mid Cap Value Fund*                                       7/31/04     7,312
                                                              7/31/03        --
CMG Short Term Bond Fund                                      7/31/04     5,741
                                                              7/31/03     5,000
CMG Small Cap Fund                                            7/31/04     5,712
                                                              7/31/03     5,000
CMG Small Cap Growth Fund*                                    7/31/04     7,312
                                                              7/31/03        --
CMG Small Cap Value Fund*                                     7/31/04     7,312
                                                              7/31/03        --
CMG Small/Mid Cap Fund                                        7/31/04     5,741
                                                              7/31/03     5,000
CMG Strategic Equity Fund                                     7/31/04     7,341
                                                              7/31/03     5,000
CMG Ultra Short-Term Bond Fund***                             7/31/04        --
                                                              7/31/03        --



The table above does not include $95,000 paid in both fiscal years to PWC by a control affiliate related to internal controls review of the registrant's transfer agent.



 *   Commenced operations on May 5, 2003.



 **  Commenced operations on September 10, 2003.



 *** Commenced operations on March 4, 2004.

APPENDIX F -- SHARES OUTSTANDING AND ENTITLED TO VOTE



For each Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of July 8, 2005 was as follows:



                   FUND                      NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE
----------------------------------------------------------------------------------------------
CMG Core Bond Fund                                             7,533,740.3790
CMG Enhanced S&P 500 Index Fund                                6,788,084.6910
CMG High Yield Fund                                           33,211,967.8670
CMG International Stock Fund                                  10,027,722.5590
CMG Large Cap Growth Fund                                      3,458,930.9170
CMG Large Cap Value Fund                                       3,088,670.1360
CMG Mid Cap Growth Fund                                        1,588,970.7570
CMG Mid Cap Value Fund                                         1,556,214.9790
CMG Short Term Bond Fund                                       8,108,804.7940
CMG Small Cap Fund                                             6,231,295.0430
CMG Small Cap Growth Fund                                      2,763,552.9340
CMG Small Cap Value Fund                                       2,374,489.7610
CMG Small/Mid Cap Fund                                         3,417,966.2640
CMG Strategic Equity Fund                                     50,150,490.4640
CMG Ultra Short Term Bond Fund                                 9,014,245.7740
----------------------------------------------------------------------------------------------

APPENDIX G -- OWNERSHIP OF SHARES



CLASS           REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----  ------------------------------  ---------------  -------   ---------------
CMG CORE BOND FUND
  Z    Bank of America NA               7,307,150.9480   98.59     7,411,552.7840
       411 N. Akard St.
       Dallas, TX 75201-3307
CMG ENHANCED S & P 500 INDEX FUND
  Z    Bank of America NA               6,823,097.9240  100.00     6,823,097.9240
       411 N. Akard St.
       Dallas, TX 75201-3307
CMG HIGH YIELD FUND
  Z    Bank of America NA              12,699,473.6910   34.80    36,487,685.2110
       411 N. Akard St.
       Dallas, TX 75201-3307
  Z    Wells Fargo Bank NA              1,835,315.5740    5.03    36,487,685.2110
       Denver Area Meat Cutters &
       Employers Pension Plan
       P.O. Box 1533
       Minneapolis, MN 55480-1533
  Z    Wells Fargo Bank NA              5,647,124.9030   15.48    36,487,685.2110
       Rocky Mountain UFCW Unions &
       Empl. Pen. Plan
       P.O. Box 1533
       Minneapolis, MN 55480-1533
CMG INTERNATIONAL STOCK FUND
  Z    Union Bank Tr. Nominee             549,193.6960    5.34    10,284,733.7470
       Freightliner Corp. Pension
       Plan
       P.O. Box 85484
       San Diego, CA 92186-5484
  Z    Bank of America NA               9,416,650.0890   91.56    10,284,733.7470
       411 N. Akard St.
       Dallas, TX 75201-3307
CMG LARGE CAP GROWTH FUND
  Z    Bank of America NA               3,458,930.9170  100.00     3,458,930.9170
       411 N. Akard St.
       Dallas, TX 75201-3307
CMG LARGE CAP VALUE FUND
  Z    Bank of America NA               3,100,621.7930  100.00     3,100,621.7930
       411 N. Akard St.
       Dallas, TX 75201-3307
CMG MID CAP GROWTH FUND
  Z    Bank of America NA               1,586,715.1180  100.00     1,586,715.1180
       411 N. Akard St.
       Dallas, TX 75201-3307

CLASS           REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----  ------------------------------  ---------------  -------   ---------------
CMG MID CAP VALUE FUND
  Z    Bank of America NA               1,563,178.7670  100.00     1,563,178.7670
       411 N. Akard St.
       Dallas, TX 75201-3307
CMG SHORT TERM BOND FUND
  Z    Bank of America NA               4,868,704.8620   59.32     8,207,213.7680
       411 N. Akard St.
       Dallas, TX 75201-3307
  Z    Pacificorp Environmental         2,213,031.9940   26.96     8,207,213.7680
       Remediation Company
       825 NE Multnomah Ste. 1900
       Portland, OR 97232-2151
CMG SMALL CAP FUND
  Z    U.S. Trust Company NA              653,178.3980    6.66     9,811,614.7820
       Oregon Community Foundation
       4380 SW Macadam Ste. 450
       Portland, OR 97239-6407
  Z    Pechainey Plastic Pack. &        1,573,379.6080   16.04     9,811,614.7820
       Contain.
       50 S. LaSalle St.
       Chicago, IL 60675-0001
  Z    Wells Fargo Bank                 3,580,319.7390   36.49     9,811,614.7820
       Mastercard International Pens.
       Pl.
       801 Nicollet Mall Ste. 700
       Minneapolis, MN 55479-0001
  Z    Bank of America NA                 745,282.6520    7.60     9,811,614.7820
       411 N. Akard St.
       Dallas, TX 75201-3307
  Z    Bank of New York                   705,216.5910    7.19     9,811,614.7820
       Washington Meat Industry Pen.
       Tr.
       Atlantic Terminal
       2 Hanson Pl. Fl. 7
       Brooklyn, NY 11217-1431
CMG SMALL CAP GROWTH FUND
  Z    Bank of America NA               2,744,784.3900   97.31     2,820,718.4180
       411 N. Akard St.
       Dallas, TX 75201-3307
CMG SMALL CAP VALUE FUND
  Z    Bank of America NA               2,366,649.5290   97.27     2,432,977.4520
       411 N. Akard St.
       Dallas, TX 75201-3307

CLASS           REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----  ------------------------------  ---------------  -------   ---------------
CMG SMALL/MID CAP FUND
  Z    U.S. Trust Company NA              216,370.3590    6.33     3,417,966.2640
       Oregon Community Foundation
       4380 SW Macadam Ste. 450
       Portland, OR 97239-6407
  Z    Mac & Co.                          699,152.5420   20.46     3,417,966.2640
       Micron Foundation
       P.O. Box 3198
       Pittsburgh, PA 15230-3198
  Z    Union Bank Tr. Nominee FBO         322,033.7600    9.42     3,417,966.2640
       Oregon Washington Carpenters
       Employers Pension Trust Fund
       P.O. Box 85484
       San Diego, CA 92186-5484
  Z    Freightliner Corp. Pension         362,616.4950   10.61     3,417,966.2640
       Plan
       P.O. Box 85484
       San Diego, CA 92186-5484 ]
CMG STRATEGIC EQUITY FUND
  Z    U.S. Bank National Association   5,272,581.3720   10.43    50,564,503.9020
       Oregon Retail Employees Pen.
       Trust
       P.O. Box 3168 Pl-6
       Portland, OR 97208-3168
  Z    USB FBO                          2,881,299.8480    5.70    50,564,503.9020
       Willamette University
       P.O. Box 1787
       Milwaukee, WI 53201-1787
  Z    USB FBO Atu/Trimet               6,526,336.0960   12.91    50,564,503.9020
       Joint Pension Trust
       P.O. Box 1787
       Milwaukee, WI 53201-1787
  Z    George K. & Joan D. Austin       2,651,961.1940    5.24    50,564,503.9020
       P.O. Box 209
       Newberg, OR 97132-0209
  Z    Meyer Memorial Trust             3,725,451.4440    7.37    50,564,503.9020
       25 N.W. 10th Ave. Ste. 400
       Portland, OR 97209-3128
CMG ULTRA SHORT TERM BOND FUND
       Bank of America NA               8,819,305.9740  100.00     8,819,305.9740
       411 N. Akard St.
       Dallas, TX 75201-3307

                                                                       EXHIBIT 1

     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING

CMG Strategic Equity Fund

CMG Short Term Bond Fund

CMG Small Cap Growth Fund
CMG Enhanced S&P 500 Index Fund
CMG Large Cap Value Fund
CMG Large Cap Growth Fund
CMG Mid Cap Value Fund
CMG Mid Cap Growth Fund
CMG Small Cap Value Fund
CMG Ultra Short Term Bond Fund

The Fund may not "[b]orrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, [forward][dollar] roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions."

CMG Core Bond Fund

The Fund may not "[b]orrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300%, (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5% of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10% of the gross assets valued at cost of the Fund."

CMG Small Cap Fund
CMG Small/Mid Cap Fund

The Fund may not "[b]orrow money in excess of 5% of its net asset value. Any borrowing must only be temporary, from banks, and for extraordinary or emergency purposes."

CMG International Stock Fund

The Fund may not "[b]orrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300%. The Fund will not make any additional investments while borrowings exceed 5% of the Fund's total assets."

CMG High Yield Fund

The Fund may not "[b]orrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5% of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage or hypothecate assets valued at market to an extent greater than 10% of the gross assets valued at cost of the Fund."

                                                                       EXHIBIT 2

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO ISSUING SENIOR
                                   SECURITIES

CMG Small Cap Fund
CMG Small/Mid Cap Fund
CMG International Stock Fund
CMG High Yield Fund
CMG Short Term Bond Fund
CMG Ultra Short Term Bond Fund

The Fund may not "[i]ssue senior securities, bonds, or debentures."


CMG Strategic Equity Fund

CMG Small Cap Growth Fund
CMG Enhanced S&P 500 Index Fund
CMG Large Cap Value Fund
CMG Large Cap Growth Fund
CMG Mid Cap Value Fund
CMG Mid Cap Growth Fund
CMG Small Cap Value Fund

The Fund may not "[i]ssue any senior security (as defined in the 1940 Act) except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of 1940 Act or an exemptive order or interpretation of the staff of the [Securities and Exchange Commission (the "SEC")][SEC]; (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC."

CMG Core Bond Fund

The Fund may not "[b]orrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300%, (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5% of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10% of the gross assets valued at cost of the Fund."

                                                                       EXHIBIT 3

    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

CMG Strategic Equity Fund
CMG Small Cap Fund
CMG International Stock Fund
CMG Core Bond Fund
CMG Short Term Bond Fund

CMG Small Cap Growth Fund

CMG Small Cap Value Fund
CMG Enhanced S&P 500 Index Fund
CMG Large Cap Value Fund
CMG Large Cap Growth Fund
CMG Mid Cap Value Fund
CMG Mid Cap Growth Fund
CMG Ultra Short Term Bond Fund

The Fund may not "[m]ake loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies;
(b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under [Investment Company Act of 1940 (the "1940 Act")][the 1940 Act].

CMG Small/Mid Cap Fund

The Fund may not "[m]ake loans to other persons (except by purchase of short-term commercial paper, repurchase agreements, bonds, debentures, or other debt securities constituting part of an issue). For purposes of this restriction, the making of a loan by the Fund will not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase is made upon the original issuance of the securities."

CMG High Yield Fund

The Fund may not "[m]ake loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund my lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of its total assets."

                                                                       EXHIBIT 4

 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF
                                  INVESTMENTS

CMG International Stock Fund

The Fund may not "[p]urchase the security of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75% of the assets of the Fund."

CMG Small Cap Fund
CMG Small/Mid Cap Fund
CMG High Yield Fund
CMG Short Term Bond Fund
CMG Ultra Short Term Bond Fund

The Fund may not "[p]urchase the security of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of [its total assets][the total assets of the Fund] at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its [agencies and] instrumentalities), with reference to 75% of the assets of the Fund."

                                                                       EXHIBIT 5

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN
                                  COMMODITIES

CMG Core Bond Fund

The Fund may not "[b]uy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws."

CMG International Stock Fund

The Fund may not "[b]uy or sell commodities. However, the Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 13, and my enter into foreign currency transactions."

CMG High Yield Fund

The Fund may not "[i]nvest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses."

CMG High Yield Fund
CMG Ultra Short Term Bond Fund

The Fund may not "[b]uy or sell commodities or commodity futures contracts."

CMG Strategic Equity Fund

CMG Small Cap Growth Fund

CMG Enhanced S&P 500 Index Fund
CMG Large Cap Value Fund
CMG Large Cap Growth Fund
CMG Mid Cap Value Fund
CMG Mid Cap Growth Fund
CMG Small Cap Value Fund

The Fund may not "[b]uy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws."

CMG Small Cap Fund
CMG Small/Mid Cap Fund

The Fund may not "[b]uy or sell commodities. The Fund may, however, invest in futures contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction [15][13]."

                                                                       EXHIBIT 6

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN REAL
                                     ESTATE

CMG Strategic Equity Fund
CMG Small Cap Fund

CMG Small/Mid Cap Fund

CMG Small Cap Growth Fund
CMG Enhanced S&P 500 Index Fund
CMG Large Cap Value Fund
CMG Large Cap Growth Fund
CMG Mid Cap Value Fund
CMG Mid Cap Growth Fund
CMG Small Cap Value Fund

The Fund may not "[p]urchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses."

CMG International Stock Fund

The Fund may not "buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein."

CMG Core Bond Fund
CMG High Yield Fund
CMG Short Term Bond Fund
CMG Ultra Short Term Bond Fund

The Fund may not "buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans."

                                                                       EXHIBIT 7

  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING OF
                                   SECURITIES

CMG Small/Mid Cap Fund
CMG International Stock Fund
CMG Short Term Bond Fund

The Fund may not "[u]nderwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the the 1933 Act."


CMG Strategic Equity Fund

CMG Small Cap Growth Fund
CMG Enhanced S&P 500 Index Fund
CMG Large Cap Value Fund
CMG Large Cap Growth Fund
CMG Mid Cap Value Fund
CMG Mid Cap Growth Fund
CMG Small Cap Value Fund

The Fund may not "[u]nderwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended[(the "Securities Act")], when reselling securities held in its own portfolio."

CMG Small Cap Fund
CMG Core Bond Fund
CMG High Yield Fund
CMG Ultra Short Term Bond Fund

The Fund may not "[u]nderwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended [("1933 Act")]."

                                                                       EXHIBIT 8

     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING
                              SECURITIES ON MARGIN

CMG High Yield Fund

The Fund may not "[b]uy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin."

CMG Core Bond Fund

The Fund may not "[b]uy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof."

CMG Short Term Bond Fund
CMG Ultra Short Term Bond Fund

The Fund may not "[b]uy any securities or other property on margin, or purchase or sell puts or calls, or combinations thereof."

                                                                       EXHIBIT 9

 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING FOR THE
                         PURPOSE OF EXERCISING CONTROL

CMG Small Cap Fund
CMG Small/Mid Cap Fund
CMG International Stock Fund
CMG High Yield Fund

The Fund may not "[p]urchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund."

CMG Core Bond Fund
CMG High Yield Fund
CMG Short Term Bond Fund
CMG Ultra Short Term Bond Fund

The Fund may not "[i]nvest in companies to exercise control or management."

CMG Small Cap Fund
CMG Small/Mid Cap Fund
CMG International Stock Fund

The Fund may not "[i]nvest in companies for the purpose of exercising control or management."

                                                                      EXHIBIT 10

    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT SALES

CMG High Yield Fund
CMG Short Term Bond Fund
CMG Ultra Short Term Bond Fund

The Fund may not "[e]ngage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10% of the Fund's net assets valued at market may, at any time, be held as collateral for such sales."

CMG Core Bond Fund

The Fund may not "[e]ngage in short sales, except as permitted in this Statement of Additional Information."

CMG Small Cap Fund
CMG Small/Mid Cap Fund

The Fund may not "[e]ngage in short sales of securities except to the extent that such sales are "against the box"; that is, only to the extent the Fund owns the securities sold short or owns other securities convertible into an equivalent amount of securities sold short. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10% of the value of the Fund's net assets may, at the time, be held as collateral for such sales."

CMG International Stock Fund

The Fund may not "[e]ngage in short sales of securities except to the extent that the Fund owns other securities convertible into an equivalent amount of such securities. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5% of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales."

                                                                      EXHIBIT 11

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING
                           INVESTMENTS IN AN INDUSTRY

CMG International Stock Fund

The Fund may not "[c]oncentrate investments in any industry. However, the Fund may (a) invest up to 25% of the value of its [total] assets in any one industry and (b) invest for temporary defensive purposes up to 100% of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities."

CMG Strategic Equity Fund
CMG Short Term Bond Fund
CMG Corporate Bond Fund
CMG Small Cap Growth Fund
CMG Enhanced S&P 500 Index Fund
CMG Large Cap Value Fund
CMG Large Cap Growth Fund
CMG Mid Cap Value Fund
CMG Mid Cap Growth Fund
CMG Ultra Short Term Bond Fund

The Fund may not "[c]oncentrate investments in any industry. [It may, however,] [However, it may] (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit ("CDs") and bankers' acceptances with maturities not greater than one year. CDs and bankers' acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20% of the total assets of the Fund. [Emphasis on investments in securities of a particular industry will be shifted whenever the advisor determines that such action is desirable for investment reasons. The Trustees will periodically review these decisions of the advisor.]"

CMG Core Bond Fund

The Fund may not "[c]oncentrate more than 25% of the value of its total assets in any one industry (the SEC takes the position that investments in government securities of a single foreign country represent investments in a separate industry for these purposes)."

CMG High Yield Fund

The Fund may not "[c]oncentrate its investments in any industry. However, it may invest up to 25% of the value of its total assets in any one industry and more than 25% of the value of its total assets in cash, cash equivalents, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

CMG Small Cap Fund
CMG Small/Mid Cap Fund

The Fund may not "[c]oncentrate investments in any industry. The Fund, however, may (a) invest up to 25% of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100% of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities."

                                                                      EXHIBIT 12

     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING
               SECURITIES OF COMPANIES LESS THAN THREE YEARS OLD

CMG Core Bond Fund
CMG Short Term Bond Fund
CMG Ultra Short Term Bond Fund
CMG High Yield Fund

The Fund may not "[i]nvest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation."

CMG Small Cap Fund
CMG Small/Mid Cap Fund

The Fund may not "[i]nvest its assets in the securities of any company if the purchase, at the time thereof, would cause more than 10% of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation including the operation of predecessors and parents."

CMG International Stock Fund

The Fund may not "[i]nvest its funds in the securities of any company if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation, including operation of predecessors and parents."

                                                                      EXHIBIT 13

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING OR HOLDING THE SECURITIES OF ANY COMPANY, IF SECURITIES OF SUCH COMPANY ARE OWNED
            BY OFFICERS OR DIRECTORS OF THE FUND AND OF ITS ADVISOR

CMG High Yield Fund

The Fund may not "[p]urchase or retain securities of an issuer if those officers or directors of the Fund or the Advisor who individually own 1/2 of 1 percent of the outstanding securities of that issuer together own more than 5 percent of such securities."

CMG Core Bond Fund
CMG Short Term Bond Fund
CMG Ultra Short Term Bond Fund

The Fund may not "[p]urchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its advisor if, or so long as, the officers and directors of the Fund and of its advisor together own beneficially more than 5 percent of any class of securities of the issuer."

                                                                      EXHIBIT 14

 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING AND SELLING
                                 PUTS AND CALLS

CMG Small Cap Fund
CMG Small/Mid Cap Fund

The Fund may not "[b]uy and sell puts and calls on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange."

CMG International Stock Fund

The Fund may not "[b]uy and sell puts and calls on securities, stock index futures, or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity."

                                                                      EXHIBIT 15

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of           , 2005, is by
and among           (the "Acquired Trust"), an Oregon business trust, on behalf
of           (the "Acquired Fund");           (the "Acquiring Trust"), a
Massachusetts business trust on behalf of           (the "Acquiring Fund"); and
Columbia Management Advisors, Inc. ("Columbia").


This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the same class of shares of the Acquiring Fund (the "Acquisition Shares"), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for the net assets attributable to each class of its shares the number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the applicable class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the Acquired Fund's organizational documents as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record of each class of shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the relevant class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4  With respect to Acquisition Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.


     1.5 If applicable, as soon as practicable after the Closing Date, the Acquired Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that it has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary and proper to effect its complete termination under Oregon law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation, deregistration (if applicable), and termination.


2.   VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") for determining net asset value, [after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.]

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.   CLOSING AND CLOSING DATE.

     3.1  The Closing Date shall be on           , 2005, or on such other date
          as the parties may agree. The Closing shall be held at   p.m. at
          Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to the custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "[Name of Custodian], custodian for [Name of Acquiring Fund]."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund shareholders as provided in paragraph 1.3.

     3.5 At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.   REPRESENTATIONS AND WARRANTIES.

     4.1 The Acquired Fund represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:


        (a) The Acquired Fund is a series of the Acquired Trust that is duly organized and validly existing under the laws of the State of Oregon;


        (b) The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

        (c) The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the date of the Acquired Fund's most recently completed fiscal year;

        (g) Since the date of the Acquired Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

        (i) The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) Exhibit A attached hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit A attached hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;


        (q) Reserved;


        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 The Acquiring Fund represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Acquiring Fund is a series of the Acquiring Trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) At the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there will be no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) Reserved;

        (h) Reserved;

        (i) As of the Closing Date, the Acquiring Fund shall have not been required by law to have filed any federal or other tax returns or reports. All of the Acquiring Fund's tax liabilities, if any, will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

        (j) The Acquiring Fund was established by the Trustees of the Acquiring Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

        (k) The Acquiring Fund has no shares of beneficial interest issued and outstanding;

        (l) Reserved;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.   COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Acquired Fund and the Acquiring Fund each hereby covenants and agrees with the other as follows:

     5.1 Each of the Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a

          Proxy Statement for such meeting, to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1934 Act and the 1940 Act.

     5.4 The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the Proxy Statement, as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Fund shall have delivered to the Acquired Fund, a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP dated the Closing Date and, in a form satisfactory to the Acquiring Fund, to the following effect:

        (a) The Acquiring Trust is duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund's organizational documents, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice

          President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;


     7.2 The Acquiring Fund shall have received a favorable opinion of Stoel Rives LLP, special Oregon counsel, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:



        (a) The Acquired Trust is duly organized and validly existing under the laws of the State of Oregon and has power to own all of its properties and assets and to carry on its business as presently conducted;


        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its respective obligations hereunder will not, violate the Acquired Fund's organizational documents or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;


        (f) Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement which are not described as required;


        (g) The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

     7.3  Reserved.

     7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

The respective obligations of the Acquired Fund and the Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund.

     8.4  Reserved.

     8.5 The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquiring Fund, each substantially to the effect that, for federal income tax purposes:

        (a) The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the

            Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (e) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

        (f) No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

        (g) The aggregate tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

        (h) An Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

        (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

          The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant Acquisition will be as described above.

          Ropes & Gray LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of each of the Acquired Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9.   BROKERAGE FEES AND EXPENSES.

     9.1 The Acquired Fund and the Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.


     9.2 All fees and expenses incurred in connection with the transactions contemplated herein shall be borne by Columbia.


10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.  TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

        (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

        If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.  AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


     14.5 A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and a copy of the Restated Declaration of Trust of the Acquired Trust is on file with the Secretary of State of the State of Oregon, and notice is hereby given that no trustee, officer, agent or employee of such fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.


               [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                       [NAME OF ACQUIRED FUND]

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       [NAME OF ACQUIRING FUND]


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       Solely for purposes of Paragraph 9.2 of
                                       the Agreement

                                       COLUMBIA MANAGEMENT ADVISORS, INC.

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT A

       ACQUIRED FUND               AUTHORIZED CAPITAL
----------------------------  ----------------------------
----------------------------  ----------------------------
----------------------------  ----------------------------

* Converts to Class A shares after the expiration of a period of time.

[COLUMBIA MANAGEMENT LOGO]       CMG FUND TRUST                            PROXY
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 16, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, Michael G. Clarke and Vincent P. Pietropaolo, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on September 16, 2005 at 10:00 a.m. Eastern time and at any and all adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

                                                                                VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                                                                                VOTE VIA THE TELEPHONE: 1-866-837-1888
                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------


                                                                                NOTE: Please sign exactly as name or names appear
                                                                                hereon. Joint owners should each sign personally.
                                                                                When signing as attorney, executor, administrator,
                                                                                trustee or guardian, please give full title as such.
                                                                                If a corporation, please sign in corporate name by
                                                                                President or other authorized officer. If a
                                                                                partnership, please sign in partnership name by
                                                                                authorized person.

                                                                                ----------------------------------------------------
                                                                                Shareholder sign here

                                                                                ----------------------------------------------------
                                                                                Co-owner sign here

                                                                                ----------------------------------------------------
                                                                                Date                                       CMG_15452


FUNDS                                                      FUNDS                                         FUNDS
-----                                                      -----                                         -----
Fundname Drop In 1                                         Fundname Drop In 2                            Fundname Drop In 3
Fundname Drop In 4                                         Fundname Drop In 5                            Fundname Drop In 6


PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [X]
--------------------------------------------------------------------------------
 [ ] To vote FOR ALL Proposals for all Funds mark this box.  No other vote is necessary.
--------------------------------------------------------------------------------

1. TO ELECT TRUSTEES:

      01.  Douglas A. Hacker         02.  Janet Langford Kelly           03.  Richard W. Lowry         04.  Charles R. Nelson
      05.  John J. Neuhauser         06.  Patrick J. Simpson             07.  Thomas E. Stitzel        08.  Thomas C. Theobald
      09.  Anne-Lee Verville         10.  Richard L. Woolworth           11.  William E. Mayer

        To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line provided next to your fund(s).

                                            FOR         WITHHOLD      FOR ALL
                                            ALL           ALL         EXCEPT
Fundname Drop In 1                          [ ]           [ ]           [ ]     ________________________________
Fundname Drop In 2                          [ ]           [ ]           [ ]     ________________________________
Fundname Drop In 3                          [ ]           [ ]           [ ]     ________________________________
Fundname Drop In 4                          [ ]           [ ]           [ ]     ________________________________
Fundname Drop In 5                          [ ]           [ ]           [ ]     ________________________________
Fundname Drop In 6                          [ ]           [ ]           [ ]     ________________________________

2.a.    TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY, PLEDGING
        ASSETS AND ISSUING SENIOR SECURITIES.

                    FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In 1  [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3  [ ]     [ ]      [ ]
Fundname Drop In 4  [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6  [ ]     [ ]      [ ]

2.b.    TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS.

                    FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In 1  [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3  [ ]     [ ]      [ ]
Fundname Drop In 4  [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6  [ ]     [ ]      [ ]

2.c.    TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF
        INVESTMENTS.

                    FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In 1  [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3  [ ]     [ ]      [ ]
Fundname Drop In 4  [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6  [ ]     [ ]      [ ]

2.d.    TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN COMMODITIES.

                    FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In 1  [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3  [ ]     [ ]      [ ]
Fundname Drop In 4  [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6  [ ]     [ ]      [ ]

2.e.    TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN REAL ESTATE.

                    FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In 1  [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3  [ ]     [ ]      [ ]
Fundname Drop In 4  [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6  [ ]     [ ]      [ ]

2.f.    TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING OF SECURITIES.

                    FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In 1  [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3  [ ]     [ ]      [ ]
Fundname Drop In 4  [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6  [ ]     [ ]      [ ]

2.g.    TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING SECURITIES ON
        MARGIN.

                    FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In 1  [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3  [ ]     [ ]      [ ]
Fundname Drop In 4  [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6  [ ]     [ ]      [ ]

2.h.    TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING FOR THE PURPOSE
        OF EXERCISING CONTROL.

                    FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In 1  [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3  [ ]     [ ]      [ ]
Fundname Drop In 4  [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6  [ ]     [ ]      [ ]

2.i.    TO APPROVE THE ELIMINATION OF CERTAIN FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT SALES.

                    FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In 1  [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3  [ ]     [ ]      [ ]
Fundname Drop In 4  [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6  [ ]     [ ]      [ ]

2.j.    TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING INVESTMENTS IN
        AN INDUSTRY.

                    FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In 1  [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3  [ ]     [ ]      [ ]
Fundname Drop In 4  [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6  [ ]     [ ]      [ ]

2.k.    TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING SECURITIES OF
        COMPANIES LESS THAN THREE YEARS OLD.

                    FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In 1  [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3  [ ]     [ ]      [ ]
Fundname Drop In 4  [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6  [ ]     [ ]      [ ]

2.l.    TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING IN SECURITIES OF
        OTHER INVESTMENT COMPANIES.

                    FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In 1  [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]

2.m.    TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING OR HOLDING THE
        SECURITIES OF ANY COMPANY, IF SECURITIES OF SUCH COMPANY ARE OWNED BY OFFICERS OR DIRECTORS OF THE FUND AND OF ITS ADVISOR.

                    FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In 1  [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3  [ ]     [ ]      [ ]
Fundname Drop In 4  [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6  [ ]     [ ]      [ ]

2.n.    TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING AND SELLING PUTS AND
        CALLS.

                    FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In 1  [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3  [ ]     [ ]      [ ]
Fundname Drop In 4  [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6  [ ]     [ ]      [ ]

2.o.    TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING ILLIQUID
        SECURITIES.

                    FOR   AGAINST  ABSTAIN
Fundname Drop In 1  [ ]     [ ]      [ ]

3.      TO APPROVE THE REORGANIZATION OF EACH FUND INTO A SEPARATE, CORRESPONDING SERIES OF COLUMBIA FUNDS INSTITUTIONAL TRUST,
        PURSUANT TO AN AGREEMENT AND PLAN OF REORGANIZATION.

                    FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In 1  [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3  [ ]     [ ]      [ ]
Fundname Drop In 4  [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6  [ ]     [ ]      [ ]


                                   CMG_15452